IN THE UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
VICTORIA DIVISION

In re:	§	Chapter 11
	§	
BPZ Resources, Inc.,	§	Case No.: 15-60016 (DRJ)
	§	
Debtor.	§	

DEBTOR'S EXPEDITED MOTION FOR ORDER (I) CONDITIONALLY APPROVING DISCLOSURE STATEMENT AND COMBINING THE HEARING ON THE CHAPTER 11 PLAN AND THE DISCLOSURE STATEMENT; (II) APPROVING THE PUBLICATION NOTICE; (III) FIXING RECORD DATE FOR VOTING; (IV) SETTING DEADLINES TO VOTE ON PLAN AND OBJECT TO PLAN AND DISCLOSURE STATEMENT; (V) APPROVING PLAN SOLICITATION PACKAGE AND VOTING PROCEDURES; AND (VI) GRANTING RELATED RELIEF

NOTICE UNDER BLR 9013-1(b) AND 9013-1(i)

THIS MOTION SEEKS AN ORDER THAT MAY ADVERSELY AFFECT YOU. IF YOU OPPOSE THE MOTION, YOU SHOULD IMMEDIATELY CONTACT THE MOVING PARTY TO RESOLVE THE DISPUTE. IF YOU AND THE MOVING PARTY CANNOT AGREE, YOU MUST FILE A RESPONSE AND SEND A COPY TO THE MOVING PARTY. YOU MUST FILE AND SERVE YOUR RESPONSE WITHIN 21 DAYS OF THE DATE THIS WAS SERVED ON YOU. YOUR RESPONSE MUST STATE WHY THE MOTION SHOULD NOT BE GRANTED. IF YOU DO NOT FILE A TIMELY RESPONSE, THE RELIEF MAY BE GRANTED WITHOUT FURTHER NOTICE TO YOU. IF YOU OPPOSE THE MOTION AND HAVE NOT REACHED AN AGREEMENT, YOU MUST ATTEND THE HEARING. UNLESS THE PARTIES AGREE OTHERWISE, THE BANKRUPTCY COURT MAY CONSIDER EVIDENCE AT THE HEARING AND MAY DECIDE THE MOTION AT THE HEARING.

EXPEDITED RELIEF HAS BEEN REQUESTED. IF THE COURT CONSIDERS THE MOTION ON AN EXPEDITED BASIS, THEN YOU WILL HAVE LESS THAN 21 DAYS TO ANSWER. IF YOU OBJECT TO THE REQUESTED RELIEF OR IF YOU BELIEVE THAT THE EXPEDITED CONSIDERATION IS NOT WARRANTED, YOU SHOULD FILE AN IMMEDIATE RESPONSE.

REPRESENTED PARTIES SHOULD ACT THROUGH THEIR ATTORNEYS.

** A HEARING ON THIS MOTION HAS BEEN SCHEDULED FOR THURSDAY, OCTOBER 1, 2015 AT 11:30 A.M. (HOUSTON TIME) IN COURTROOM 400 AT THE BANKRUPTCY COURT LOCATED AT 515 RUSK AVENUE HOUSTON, TEXAS 77002.

TO THE HONORABLE DAVID R. JONES, UNITED STATES BANKRUPTCY JUDGE:

The debtor and debtor-in-possession in the above-captioned case (the "Debtor", and together with its direct and indirect subsidiaries, the "Company") files the *Debtor's Expedited Motion for Order (I) Conditionally Approving Disclosure Statement and Combining the Hearing on the Chapter 11 Plan and the Disclosure Statement; (II) Approving the Publication Notice; (III) Fixing Record Date for Voting; (IV) Setting Deadlines to Vote on Plan and Object to Plan and Disclosure Statement; (V) Approving Plan Solicitation Package and Voting Procedures; and (VI) Granting Related Relief* (the "Motion"). In support of the Motion, the Debtor respectfully states as follows:

JURISDICTION AND VENUE

1. This Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334, and the General Order of Reference from the United States District Court for the Southern District of Texas, dated as of May 24, 2012. This is a core proceeding pursuant to 28 U.S.C. § 157(b)(2), and the Court may enter a final order consistent with Article III of the United States Constitution.

2. Venue is proper in this Court pursuant to 28 U.S.C. §§ 1408 and 1409. The statutory and legal predicates for the relief sought herein are section 1125 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the "Bankruptcy Code"), Rules 2002 and 3016 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules").

BASIS FOR EXPEDITED RELIEF

3. Following the Sale Transactions (as defined below), the Debtor has focused on developing a chapter 11 plan that would garner broad creditor support. Together with the Committee (as defined below), the Debtor formulated the Plan (as defined below), which it believes will provide the greatest recoveries to its creditors. However, preserving the value of such recoveries will depend on the Debtor's ability to quickly and efficiently obtain approval of the Plan. Accordingly, the Debtor is seeking conditional approval of its Disclosure Statement (as defined below)—in order to immediately solicit votes on its Plan—and a combined hearing on final approval of the Disclosure Statement and confirmation of the Plan, in an effort to minimize the administrative costs associated with a two-stage plan confirmation process.

BACKGROUND

A. Procedural Background

4. On March 9, 2015 (the "Petition Date"), the Debtor filed a voluntary petition for relief in this Court under the Bankruptcy Code.

5. The Debtor continues to operate its business as debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No request has been made for the appointment of a trustee or an examiner.

6. On March 26, 2015, the Court entered the *Order Authorizing the Retention and Appointment of Kurtzman Carson Consultants LLC as Notice, Claims, and Balloting Agent for the Debtor*. [Dkt. No. 87]. Kurtzman Carson Consultants LLC ("KCC") is the "Balloting Agent" for purposes of the Plan described below.

7. On April 14, 2015, the United States Trustee for the Southern District of Texas (the "U.S. Trustee") appointed the official committee of unsecured creditors (the "Committee") pursuant to section 1102 of the Bankruptcy Code.

8. On April 22, 2015, the Debtor filed its Schedules of Assets and Liabilities and Statement of Financial Affairs (collectively, the "Schedules") [Dkt. Nos. 138 - 139].

B. Sale of Substantially all of the Assets

9. On June 8, 2015, the Debtor filed a motion (the "Sale Motion") seeking to, among other things, sell substantially all of its assets and take actions to purchase certain turbine assets. On July 8, 2015, the Court entered an Order (the "Sale Order") approving the sale of substantially all of the Debtor's assets pursuant to a series of transactions (the "Sale Transactions") in accordance with the Sale Order. On July 30 and July 31, 2015 the Debtor closed the Sale Transactions.

C. Plan of Liquidation and Disclosure Statement

10. On June 17, 2015 the Debtor filed a motion seeking, among other things, an extension of the Exclusive Filing Period (the "First Exclusivity Motion") [Dkt. 198]. On June 24, 2015, the Court entered the *Agreed Order Granting Debtor's Motion Extending the Exclusive Periods to File and Solicit Acceptances of a Chapter 11 Plan* [Dkt. No. 211], which extended the Debtor's exclusive period to file a chapter 11 plan through and including August 6, 2015.

11. On August 5, 2015, the Debtor filed the *Debtor's Motion to Approve Stipulated Order Extending the Exclusive Period to File a Chapter 11 Plan Pursuant to Section 1121(d) of the Bankruptcy Code* [Dkt. No. 282], pursuant to which the Debtor sought approval of a stipulated order (the "Stipulated Order") further extending the Debtor's exclusive period to file a

chapter 11 plan through and including September 8, 2015. On August 6, 2015, the Court entered the Stipulated Order [Dkt. No. 285].

12. On August 20, 2015, the Debtor filed the Debtor's Expedited Third Motion for Entry of an Order Pursuant to Section 1121(d) of the Bankruptcy Code Extending the Exclusive Periods to File and Solicit Acceptances of a Chapter 11 Plan [Dkt. No. 296], pursuant to which the Debtor sought approval to extend the Debtor's exclusive period to file a chapter 11 plan and the Debtor's exclusive period to solicit acceptances of a chapter 11 plan through and including October 23, 2015. On September 7, 2015, the Debtor and the Committee filed an agreed order pursuant to which the Debtor and the Committee agreed to an extension of the exclusive period to solicit acceptances of a chapter 11 plan through and including October 23, 2015 (the "Agreed Order") [Dkt. No. 321]. On September 8, 2015, the Court entered the Agreed Order [Dkt. No. 322].

13. On September 8, 2015, the Debtor filed the *Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* [Dkt. No. 323]. On September 25, 2015, the Debtor filed the *Amended Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* (as the same may be further amended, modified and/or supplemented, the "Plan").

14. On September 9, 2015, the Debtor filed the *Disclosure Statement for the Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* [Dkt. No. 326]. On September 25, 2015, the Debtor filed the *Amended Disclosure Statement for the Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* (as the same may be further amended, modified and/or supplemented, the "Disclosure Statement").

15. The Plan provides, *inter alia*, for: (i) the establishment of a Liquidating Trust[1] to administer all remaining property of the Debtor's estate, including proceeds of the Sale Transactions, as approved pursuant to the Sale Order; (ii) the establishment of a reserve to provide for payment of any remaining Disputed Claims that have not been resolved as of the Effective Date of the Plan; (iii) a procedure for the resolution of such Claims; and (iv) Distributions to Holders of Allowed Claims.

16. The following table: (i) designates the Classes of Claims against, and Equity Interests in, the Debtor; (ii) specifies the Classes of Claims and Equity Interests that are Impaired by the Plan and therefore are entitled to vote to accept or reject the Plan, or deemed to reject the Plan, as the case may be, in accordance with section 1126 of the Bankruptcy Code; and (iii) specifies the Classes of Claims that are Unimpaired by the Plan and therefore are conclusively presumed to accept the Plan in accordance with section 1126 of the Bankruptcy Code.

Class	Claim	Status	Voting Rights
1	Priority Non-Tax Claims	Unimpaired	No (deemed to accept)
2	Secured Claims	Unimpaired	No (deemed to accept)
3	General Unsecured Claims	Impaired	Yes (entitled to vote)
4	Subordinated Claims	Impaired	No (deemed to reject)
5	Equity Interests	Impaired	No (deemed to reject)
6	Intercompany Claims	Impaired	No (deemed to reject)

RELIEF REQUESTED

17. Pursuant to 11 U.S.C. § 105(d)(2), the Court may enter orders to ensure that a case is handled expeditiously and economically. Such orders include: (i) setting a date by which the debtor shall file a disclosure statement and plan; (ii) setting a date by which the debtor shall solicit acceptances of a plan; (iii) fixing the scope and format of the notice to be provided regarding the hearing on approval of the disclosure statement; and (iv) providing that the hearing

[1] Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Plan.

on approval of the disclosure statement may be combined with the hearing on confirmation of the plan. 11 U.S.C. § 105(d)(2)(B).

18. The Debtor seeks the entry of an order, substantially in the form annexed hereto as Exhibit A (the "Disclosure Statement Order"):

(a) conditionally approving the Disclosure Statement;

(b) scheduling a combined hearing at which the Court will consider the final approval of the Disclosure Statement and confirmation of the Plan (and any objections thereto) for Friday, November 6, 2015 (the "Combined Hearing") and approving the notice of hearing and objection procedures with respect to the Combined Hearing (the "Combined Hearing Notice"), in substantially the form annexed to the Disclosure Statement Order as *Exhibit 1*;

(c) approving the use of publication notice, substantially in the form annexed to the Disclosure Statement Order as *Exhibit 4* (the "Publication Notice"), in lieu of mailing notices to the Debtor's equity interest holders;

(d) fixing the first date of the hearing to consider the Disclosure Statement Order as the voting record date for purposes of determining which holders of claims against the Debtor are entitled to vote on the Plan (the "Voting Record Date");

(e) fixing Tuesday, November 3, 2015 at 4:00 p.m. (Houston Time) as the deadline by which creditors must: (i) vote to accept or reject the Plan (the "Voting Deadline"); (ii) file objections to the Disclosure Statement; and (iii) file objections to the Plan ((ii) and (iii) collectively, the "Objection Deadline");

(f) approving the Solicitation Packages (as defined below) and procedures for distribution thereof;

(g) approving the form of notice to the unimpaired non-voting classes under the Plan (the "Non-Voting Creditor Notice"), substantially in the form attached to the Disclosure Statement Order as *Exhibit 3*;

(h) approving the form of ballots (each a "Ballot", or "Master Ballot", as applicable), substantially in the forms annexed to the Disclosure Statement Order as *Exhibit 2-A, 2-B, 2-C*, and *2-D* and establishing procedures for voting on the Plan; and

(i) approving procedures for tabulating votes with respect to the Plan.

BASIS FOR RELIEF

I. Conditional Approval of the Disclosure Statement

19. Votes on a chapter 11 plan may not be solicited until the Court has approved a disclosure statement containing "adequate information." 11 U.S.C § 1125(b).

20. Adequate information" is defined at Section 1125(a)(1) of the Bankruptcy Code, which states:

> (a) In this section - (1) "adequate information" means information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of holders of claims or interests of the relevant class to make an informed judgment about the plan, but adequate information need not include such information about any other possible or proposed plan.

11 U.S.C § 1125(a)(1).

21. Additionally, section 105 of the Bankruptcy Code expressly provides that a court may issue an order that "provides that the hearing on approval of the disclosure statement may be combined with the hearing on confirmation of the plan." 11 U.S.C. § 105(d)(2)(B)(vi); *see also In re Gulf Coast Oil Corp.*, 404 B.R. 407, 425 (Bankr. S.D. Tex. 2009) ("Section 1125(f) authorizes combined plans and disclosure statements in small business cases and § 105(d) authorizes the court to combine them in other cases.").

22. The Debtor submits that good cause exists for the court to preliminarily and conditionally approve the Disclosure Statement, subject to a final hearing in conjunction with confirmation of the Plan. First, the Plan is a simple liquidating plan to provide for post-363 sale administration of the remaining estate assets and the proceeds of the Sale Transactions. Second, the Debtor contends that the Disclosure Statement, as it may be amended prior to the Court's approval of this Motion, contains adequate information. Third, under the procedure requested by

the Motion, the Court would conditionally approve the Disclosure Statement in its consideration of this Motion in order to achieve compliance with 11 U.S.C. § 1125(b), but without prejudice to any party in interest filing an objection to the Disclosure Statement in connection with any objections to confirmation of the Plan under 11 U.S.C. § 1129. Under the proposed procedure, parties in interest will have 28 days' notice to object to both the Disclosure Statement and the Plan, in accordance with Bankruptcy Rules 2002 and 3017(a). This procedure, which combines the objection deadlines and hearings on the Disclosure Statement and the Plan, will result in efficiency for the bankruptcy estate while preserving due process rights to all parties in interest.

23. Accordingly, the Debtor respectfully requests that the Court conditionally approve the Disclosure Statement to allow the Debtor to proceed with solicitation of votes and the Plan confirmation process, without prejudice to parties in interest making Disclosure Statement objections at the time of Plan confirmation.

II. Scheduling the Combined Disclosure Statement and Confirmation Hearing and Establishment of Notice and Objection Deadline

24. Bankruptcy Rule 3017 requires that notice of the hearing to consider the proposed disclosure statement be provided to creditors and other parties in interest, and that the court shall hold a hearing to consider the disclosure statement and any objections thereto on 28 days' notice as provided in Rule 2002. Pursuant to Bankruptcy Rule 3020(b), objections to confirmation of a plan must be filed and served "within a time fixed by the court." Bankruptcy Rules 2002(b) and 2002(d) require 28 days' notice of the hearing on both the hearing on a disclosure statement and confirmation of a plan and for filing objections to both a disclosure statement and confirmation of a plan.

25. In accordance with Bankruptcy Rules 2002 and 3017 and 3020, the Debtor proposes to provide to all creditors the Combined Hearing Notice, setting forth: (i) the procedure

for obtaining copies of the Disclosure Statement and the Plan; (ii) the Voting Record Date; (iii) the Voting Deadline; (iv) the Objection Deadline for filing objections to confirmation of the Plan and the Disclosure Statement; and (v) the time, date, and place for the Combined Hearing. The Debtor proposes to transmit the Combined Hearing Notice to all creditors listed on the Debtor's creditor matrix on or before the Solicitation Date (as defined below).

26. Consistent with Bankruptcy Rule 2002(d), the Debtor requests that the Court permit the Debtor to provide the Publication Notice in lieu of providing each equity interest holder with notice by mail. *See* Fed. R. Bankr. P. 2002(d) (providing that equity security holders must be given 28 days' notice of the deadline to file objections to, and of the hearing on, each of the disclosure statement and confirmation of a plan, "*unless otherwise ordered by the court*") (emphasis added). The Debtor has approximately 120 shareholders of record, and an estimated 12,000 beneficial owners of its common stock. Accordingly, the Debtor estimates that providing service to each equity interest holder of the Combined Hearing Notice, alone, will cost the estate approximately $24,000. However, no equity interest holder will receive a recovery on account of such interests, will not be entitled to vote to accept or reject the Plan, and will be deemed to have voted to reject the Plan in accordance with section 1126(g) of the Bankruptcy Code.

27. The Debtor proposes to publish the Publication Notice, which will provide such parties with notice of the Combined Hearing and instructions on obtaining a copy of the Plan, in the *Houston Chronicle* on a date that is no more than five (5) days after the entry of the Disclosure Statement Order. The Debtor believes that publication of the Publication Notice will provide adequate and sufficient notice to such equity interest holders under the circumstances and will save the estate the substantial cost of mailing the lengthy plan-related documents to each equity interest holder and such other party in interest that is not entitled to vote to accept or reject

the Plan. Moreover, copies of the Disclosure Statement and Plan will also be available on the website of the Debtor's noticing agent, at: http://www.kccllc.net/bpz.

28. Additionally, Bankruptcy Rule 3017(c) provides that, on or before approval of the disclosure statement, the court may fix a date for the hearing on confirmation. Fed. R. Bankr. P. 3017(c). Accordingly, the Debtor respectfully requests that: (i) the Combined Hearing be scheduled for **Friday, November 6, 2015**, or as soon thereafter as the Court's calendar will permit; and (ii) the Objection Deadline be established as **Tuesday, November 3, 2015 at 4:00 p.m. (Houston Time)**. The Debtor believes that the foregoing procedures will provide adequate notice of the Combined Hearing and the Objection Deadline related thereto and will provide all parties in interest with at least 28 days' notice of the Objection Deadline, as required by Bankruptcy Rules 2002 and 3017.

III. Request to Fix Record Date for Voting on Debtor's Plan

29. Pursuant to Bankruptcy Rule 3018(a), a holder of a claim is not entitled to vote unless he or she is the beneficial holder or holder of record on the date the disclosure statement is approved or on another date fixed by the Court, for cause, after notice and a hearing. Bankruptcy Rule 3017(d) provides the procedure for mailing ballots to creditors, and establishing a "record date" for eligibility to vote. It states in part:

> For the purposes of this subdivision, creditors and equity security holders shall include holders of stock, bonds, debentures, notes, and other securities of record on the date the order approving the disclosure statement is entered or another date fixed by the court, for cause, after notice and a hearing.

Fed. R. Bankr. P. 3017(d).

30. Accordingly, the Debtor requests that the Court set the first date of the hearing to consider the Disclosure Statement Order as the Voting Record Date for purposes of determining which creditors are entitled to vote on the Plan. In addition, the Debtor requests that the Court

establish the Voting Record Date as the date for determining which holders of Claims in non-voting classes are entitled to receive a Non-Voting Creditor Notice.

IV. Approval of the Solicitation Package and Procedures for Distribution

31. Bankruptcy Rule 3017(d) provides that, upon approval of the disclosure statement, except to the extent that the court orders otherwise with respect to one or more unimpaired classes of creditors or equity security holders, the plan proponent shall mail to all creditors and to the United States Trustee: (i) the plan or a court-approved summary of the plan; (ii) the disclosure statement approved by the court; (iii) notice of the time within which acceptances and rejections of the plan may be filed; and (iv) any other information as the court may direct, including any court opinion approving the disclosure statement or a court-approved summary of the opinion. In addition, notice of the time fixed for filing objections and the hearing on confirmation shall be mailed to all creditors and equity security holders in accordance with Bankruptcy Rule 2002(b), and a form of Ballot conforming to the appropriate Official Form shall be mailed to creditors and equity security holders entitled to vote on the plan. Fed. R. Bankr. P. 3017(d).

32. The Debtor proposes that the following documents (the "Solicitation Package") be approved for transmission pursuant to Bankruptcy Rule 3017(d) to the Class entitled to vote on the Plan:

- the Disclosure Statement Order as entered by this Court (proposed in the form of Exhibit A);
- the Combined Hearing Notice, which shall contain: (i) notice of the deadline for acceptances and rejections of the Plan; (ii) notice of the deadline for filing objections to the Disclosure Statement and the Plan; and (iii) any other information as the court may direct (proposed in the form of *Exhibit 1* to Exhibit A);
- a copy of the Disclosure Statement and Plan; and

- the appropriate Ballot;

33. The Debtor requests that it be authorized (but not required) to distribute the Plan, the Disclosure Statement, and the Disclosure Statement Order (excluding exhibits) in PDF format on a CD or other electronic format. The Ballots and the Combined Hearing Notice will only be provided in paper format. The Debtor proposes to commence distribution of the Solicitation Packages within three (3) Business Days after entry of the Disclosure Statement Order (the "Solicitation Date").

34. Pursuant to section 1126(f) of the Bankruptcy Code, unimpaired creditors are "conclusively presumed to have accepted the plan, and solicitation of acceptances with respect to such class . . . is not required." 11 U.S.C. § 1126(f). Accordingly, the Debtor proposes that it not be required to transmit Solicitation Packages to holders of Claims in Class 1 (Priority Non-Tax Claims) and Class 2 (Secured Claims) (collectively, the "Unimpaired Creditors"), as holders of Claims in Classes 1 and 2 are unimpaired under the Plan and thus are deemed to have accepted the Plan.

35. On or before the Solicitation Date, the Debtor proposes to mail or cause to be mailed to each of the Unimpaired Creditors at the address to which notices are required to be sent pursuant to Bankruptcy Rule 2002(g), the Non-Voting Creditor Notice, substantially in the form attached to the Disclosure Statement Order as *Exhibit 3*, which will set forth, among other things: (i) the unimpaired non-voting Classes under the Plan; (ii) the date and time of the Confirmation Hearing; and (iii) the deadline and procedures for filing objections to confirmation of the Plan. The Non-Voting Creditor Notice will indicate that non-voting parties may obtain a copy of the Plan and Disclosure Statement on the dedicated webpage maintained by the Debtor's noticing agent related to the Debtor's chapter 11 case.

36. In addition, the Debtor proposes to serve, by first class mail, the Combined Hearing Notice to all creditors listed on the Debtor's creditor matrix on or before the Solicitation Date.

37. Some of the notices that the Debtor has distributed, or will distribute, to parties in interest have been, or may be, returned as undeliverable. The Debtor believes that it would be inefficient and a waste of resources to distribute Solicitation Packages, Combined Hearing Notices, and Non-Voting Creditor Notices, as applicable, to the same addresses to which undeliverable notices were distributed. Therefore, the Debtor seeks Court authority to depart from the strict notice rule, excusing the Debtor from distributing Solicitation Packages, Combined Hearing Notices, and Non-Voting Creditor Notices, as applicable, to those entities as to which prior notices have been returned as undeliverable and that have not provided the Debtor with corrected address information before the Solicitation Date.

38. The Debtor requests that the Publication Notice described above (proposed in the form of *Exhibit 4* to Exhibit A) be approved to provide notice to the holders of the Debtor's equity interests and such other parties in interest.

39. The Debtor submits that good cause exists for implementing the aforementioned notice and service procedures.

V. Approval of Form Ballot

40. Bankruptcy Rule 3017(d) provides that ballots for accepting or rejecting the Plan should conform substantially to Official Form No. 14. The forms of Ballots attached to the Disclosure Statement Order as *Exhibits 2-A* through *2-D* are based on Official Form No. 14 but have been modified to address the particular aspects of this chapter 11 case and to include certain

additional information that the Debtor believes is relevant and appropriate for each class of claims entitled to vote.

41. The Debtor proposes to solicit the holders of Claims in Class 3 (General Unsecured Claims). For holders of Claims in Class 3 (General Unsecured Claims) whose Claims are not Noteholder Claims (as defined in the Plan) (the "Non-Noteholder Claims"), the Debtor proposes to solicit such holders directly.

42. For the holders of Claims in Class 3 (General Unsecured Claims) whose Claims are Noteholder Claims, the Debtor proposes to solicit such holders either: (i) through each nominee bank or brokerage firm or their agents (collectively, the "Nominees")[2], that was identified by a security position report provided by The Depository Trust Company ("DTC") as an entity through which beneficial owners held Noteholder Claims as of the Voting Record Date, or (ii) directly, to the extent such holder does not maintain its Noteholder Claim through the DTC.

43. More specifically, as noted above, only Class 3 is entitled to vote with respect to the Plan. With respect to the distribution of Ballots to holders of Noteholder Claims in Class 3, the Debtor proposes to distribute Ballots substantially in the forms attached to the Disclosure Statement Order as *Exhibits 2-A* and *2-B* to the Nominees (as applicable), and request that the Court direct the Nominees to follow the procedures set forth in Section VI, *infra*, to obtain the votes of the holders of the applicable Noteholder Claims in Class 3. The Debtor proposes that the Nominees be responsible for distributing Solicitation Packages to the beneficial holders of

[2] For the avoidance of doubt: (i) Wells Fargo Bank, National Association, as indenture trustee (the "Indenture Trustee") for the benefit of holders of the 6.5% Convertible Notes due 2015 and the 8.5% Convertible Notes due 2017 (collectively, the "Convertible Notes"), shall not be considered a Nominee for the holders of the Noteholder Claims in Class 3; (ii) the Debtor shall not distribute the Solicitation Packages to the Indenture Trustee for the holders of the Noteholder Claims in Class 3; and (iii) the Indenture Trustee for the holders of the Noteholder Claims in Class 3 shall not be responsible for the distribution, completion, tabulation, or return of any Ballots.

the Noteholder Claims in Class 3. To the extent that a holder of a Noteholder Claim does not hold its claim through the DTC, the Debtor proposes to provide such holder the form of Ballot substantially in the form attached to the Disclosure Statement Order as *Exhibit 2-C*.

44. For the distribution of Ballots to the holders of Non-Noteholder Claims in Class 3, the Debtor proposes to distribute the form of Ballot substantially in the form attached to the Disclosure Statement Order as *Exhibit 2-D* to the individual holders of such claims as of the Voting Record Date.

45. The Debtor requests that the Court approve the form and substance of the Ballots for voting on the Plan, which are attached as *Exhibit 2-A*, *2-B*, *2-C*, and *2-D* to the Disclosure Statement Order.

VI. Request to Fix Dates and Times for Filing Acceptances or Rejections of the Debtor's Plan

46. Bankruptcy Rule 3017(c) provides that, on or before approval of the disclosure statement, the court shall fix a time within which the holders of claims may accept or reject the plan. Accordingly, the Debtor requests that the Court set **Tuesday, November 3, 2015 at 4:00 p.m. (Houston Time)** as the Voting Deadline for the receipt of Ballots on the plan.

47. As promptly as possible following its receipt of the Solicitation Packages from the Debtor or the Balloting Agent, the Nominees shall distribute such Solicitation Packages to the holders of Noteholder Claims in Class 3 with instructions to complete their Ballots and return such Ballots to their Nominee on or before the Voting Deadline. Holders of Noteholder Claims in Class 3 must transmit their Ballots directly to the Nominees with sufficient time prior to the Voting Deadline to process the Ballots. The Nominee shall take all reasonable and necessary measures to facilitate collection of Ballots from the holders of Noteholder Claims in Class 3 on

or before the Voting Deadline. Upon return of the Ballots to the Nominees, the Nominees shall tabulate the Ballots on the Master Ballot.

48. The Nominee shall submit properly executed and completed Master Ballots so as to be received before the Voting Deadline by the Balloting Agent. The Nominees must retain each original Ballot that it receives for one year following submission of the Master Ballot.

49. The Debtor proposes that the following additional procedures be followed with respect to the holders of Noteholder Claims in Class 3, the Master Ballots submitted by the Nominees, and the tabulation of votes cast:

a. Only claimants holding Noteholder Claims in Class 3 as reflected in the records (the "Record Amount") maintained by DTC and the Indenture Trustee for the Convertible Notes as of the close of business on the Voting Record Date shall be entitled to vote.

b. Votes submitted by the Nominees, pursuant to Master Ballots, shall not be counted in excess of the Record Amount held by the Nominees.

c. The Nominees shall summarize on the Master Ballots all Ballots cast by the holders of Noteholder Claims in Class 3 and return the Master Ballots to the Balloting Agent on or before the Voting Deadline; provided, however, that the Nominees shall be required to retain the original Ballots cast by the holders of Noteholder Claims in Class 3 for inspection for one year following the submission of the Master Ballots.

d. To the extent that conflicting votes or "overvotes" are submitted by the Nominees on Master Ballots, the Balloting Agent, in good faith, shall attempt to reconcile discrepancies with the Nominees.

e. To the extent that overvotes submitted by the Nominees on the Master Ballots are not reconcilable prior to the preparation of the vote certification, the Balloting Agent shall apply the votes to accept and to reject the Plan in the same proportion as the votes to accept and reject the Plan submitted on the Master Ballot that contains the overvote, but only to the extent of the position maintained by such Nominees as of the Record Date.

f. Each holder of a Noteholder Claim in Class 3 shall be deemed to have voted the full amount of its claim.

VII. Allowance of Claims for Voting Purposes

50. The Debtor requests that the Court establish the following rules, standards and protocols for the allowance of each claim against the Debtor for voting purposes only (and not for any other purposes):

a. With respect to a claim identified in the Schedules as liquidated, non-contingent or undisputed, and for which no proof of claim has been filed timely, the claim amount for voting purposes shall be the amount as identified in the Schedules (the "Scheduled Amount").

b. With respect to a liquidated, non-contingent, undisputed claim as to which a proof of claim has been timely filed and as to which no objection has yet been filed, the amount and classification of such claim shall be that specified in such proof of claim, subject to any applicable limitations as set forth below.

c. With respect to a proof of claim which is the subject of an objection filed at least ten (10) days prior to the Voting Deadline, the claim represented by such proof of claim as applicable, shall be disallowed for voting purposes unless the Court orders otherwise on a motion for temporary allowance filed by the claimant, so long as the Court determination occurs prior to the conclusion of the Combined Hearing.

d. With respect to a claim that is unliquidated, contingent and/or disputed in part, the holder of such claim shall be entitled to vote only that portion of the claim that is liquidated, non-contingent and undisputed in the liquidated, non-contingent and undisputed amount, subject to any limitations set forth herein, unless otherwise ordered by the Court.

e. A holder shall not be entitled to vote a claim to the extent such claim duplicates or has been superseded by another claim of such holder.

f. If a claim for which a proof of claim has been timely filed is asserted for unknown or undetermined amounts, or is wholly unliquidated, or contingent (as determined on the face of the claim or after a reasonable review of the supporting documentation by the Debtor) and such claim has not been allowed, such Claim shall be temporarily allowed for voting purposes only, and not for purposes of allowance or distribution, at $1.00.

g. With respect to a proof of claim that is the subject of an objection solely to the classification asserted in the proof of claim, such claim shall be allowed provisionally for voting purposes in the amount asserted in the claim and in the classification to which the objection seeks to re-classify

said claim, unless the Court orders otherwise on motion filed by the claimant.

h. With respect to a claim which has been estimated or otherwise allowed for voting purposes by order of the Court, the amount and classification of such claim shall be that set by the Court.

VIII. Approval of Procedures for Balloting and Tabulation of Ballots

51. In addition to the procedures with respect to the Master Ballots set forth in Section VI above, the Debtor requests that the Court approve and authorize the following procedures for balloting and for the tabulation of ballots with respect to the Plan (and not for any other purpose):

a. For the purpose of voting on the Plan, KCC, as Balloting Agent, will be deemed to be in constructive receipt of any ballot, other than a Noteholder Ballot, timely delivered:

<u>By regular US mail to</u>:		<u>By messenger or overnight courier to</u>:
BPZ Resources, Inc. Ballot Processing Center C/O KCC 2335 Alaska Ave El Segundo, CA 90245	OR	BPZ Resources, Inc. Ballot Processing Center C/O KCC 2335 Alaska Ave El Segundo, CA 90245

b. For the purpose of voting on the Plan, KCC, as Balloting Agent, will be deemed to be in constructive receipt of any Noteholder Ballot timely delivered:

<u>By regular US mail to</u>:		<u>By messenger or overnight courier to</u>:
BPZ Resources, Inc. Ballot Processing Center C/O KCC 1290 Avenue of the Americas, 9th Floor New York, NY 10104	OR	BPZ Resources, Inc. Ballot Processing Center C/O KCC 1290 Avenue of the Americas, 9th Floor New York, NY 10104

c. Any Ballot received by the Balloting Agent after the Voting Deadline shall not be counted, unless the Court orders otherwise.

d. Whenever a holder of a claim submits more than one Ballot voting the same claim prior to the Voting Deadline, the last Ballot timely received will supersede and revoke any earlier received Ballot.

e. Creditors must vote all of their Class 3 claims either to accept or reject the Plan and may not split their vote. Accordingly, a Ballot that partially rejects and partially accepts the Plan or that does not indicate an acceptance or a rejection of the Plan will not be counted. In addition, votes to accept or reject the Plan must be unequivocal and not conditional or qualified in any way.

f. If a Ballot is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should indicate such capacity when signing and, unless otherwise determined by the Debtor, must submit proper evidence satisfactory to the Balloting Agent and the Debtor to so act on behalf of the beneficial interest holder.

g. Ballots will not be counted if they are delivered by facsimile, email or any other electronic means or that do not contain an original signature.

h. All votes must be cast using the Ballots distributed to the holders of claims. Votes cast in any manner other than by using such ballots will not be counted.

i. Any holder of a claim in an impaired class who has delivered a valid ballot voting on the Plan may withdraw or change such vote solely in accordance with Fed. R. Bankr. P. 3018(a).

j. Subject to any contrary order of the Bankruptcy Court, the Debtor, in consultation with the Committee, reserves the right to reject any and all ballots not proper in form, the acceptance of which would, in the opinion of the Debtor or its counsel, in consultation with the Committee, not be in accordance with the provisions of the Bankruptcy Code. The Debtor further reserves the right to waive any defects or irregularities or conditions of delivery as to any particular ballot or, unless otherwise directed by the Bankruptcy Court. The Debtor's interpretation of the terms and conditions of the Plan (including the ballot and the voting instructions), shall be final and binding on all parties, unless otherwise directed by the Court. Neither the Debtor nor any other person or entity, including the Balloting Agent, will be under any duty to provide notification of defects or irregularities with respect to deliveries of ballots nor will any of them incur any liability for failure to provide such notification. Unless otherwise directed by the Court, delivery of such ballots will not be deemed to have been made until such irregularities have been cured or waived. Ballots previously furnished (and as to which any

irregularities have not theretofore been cured or waived) will not be counted.

52. The Debtor additionally requests that any creditor seeking to have its claim temporarily allowed for purposes of voting to accept or reject the Plan be required to serve on the Debtor and the Committee, and file with the Court, a motion for an order pursuant to Bankruptcy Rule 3018(a) temporarily allowing such claim no later than 5:00 p.m. (Houston Time) on October 26, 2015, and that the Court schedule a hearing on such motion for a date on or prior to the Combined Hearing.

NOTICE

53. Notice of this Motion has been given in accordance with this Court's *Order Establishing Notice Procedures* [Dkt. No. 28].

WHEREFORE, the Debtor respectfully requests that the Court enter an order granting the relief requested by this Motion and such further relief as may be just and necessary under the circumstances.

Dated: September 25, 2015

Respectfully submitted,

HAWASH MEADE GASTON NEESE & CICACK LLP

By: */s/ Walter J. Cicack*
WALTER J. CICACK
Texas State Bar No. 04250535
2118 Smith Street
Houston, Texas 77002
Telephone: (713) 658-9001
Facsimile: (713) 658-9011

and

STROOCK & STROOCK & LAVAN LLP
Kristopher M. Hansen (admitted *pro hac vice*)
Frank A. Merola (admitted *pro hac vice*)
Matthew G. Garofalo (admitted *pro hac vice*)
180 Maiden Lane
New York, NY 10038
Telephone: (212) 806-5400
Facsimile: (212) 806-6006

ATTORNEYS FOR THE DEBTOR AND DEBTOR-IN-POSSESSION

EXHIBIT A
DISCLOSURE STATEMENT ORDER

IN THE UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
VICTORIA DIVISION

In re:	§	Chapter 11
	§	
BPZ Resources, Inc.,	§	Case No.: 15-60016 (DRJ)
	§	
Debtor.	§	

ORDER (I) CONDITIONALLY APPROVING DISCLOSURE STATEMENT AND COMBINING THE HEARING ON THE CHAPTER 11 PLAN AND THE DISCLOSURE STATEMENT; (II) APPROVING THE PUBLICATION NOTICE; (III) FIXING RECORD DATE FOR VOTING; (IV) SETTING DEADLINES TO VOTE ON PLAN AND OBJECT TO PLAN AND DISCLOSURE STATEMENT; (V) APPROVING PLAN SOLICITATION PACKAGE AND VOTING PROCEDURES; AND (VI) GRANTING RELATED RELIEF

(Relates to Dkt. No. __)

The Court has considered the *Debtor's Expedited Motion for Order (I) Conditionally Approving Disclosure Statement and Combining the Hearing on the Chapter 11 Plan and the Disclosure Statement; (II) Approving the Publication Notice; (III) Fixing Record Date for Voting; (IV) Setting Deadlines to Vote on Plan and Object to Plan and Disclosure Statement; (V)Approving Plan Solicitation Package and Voting Procedures; and (VI) Granting Related Relief* (the "Motion"), for entry of an order: (a) conditionally approving the Disclosure Statement and scheduling a combined hearing on final approval of the Disclosure Statement and confirmation of the Plan; (b) approving the use of publication notice in lieu of mailing notices to the Debtor's equity interest holders; (c) fixing the voting record date for purposes of determining which holders of claims against the Debtor are entitled to vote on the Plan; (d) establishing the deadline by which creditors must: (i) vote to accept or reject the Plan, (ii) file objections to the Disclosure Statement and (iii) file objections to the Plan; (e) approving the Solicitation Package (as defined below) and procedures for distribution thereof; (f) approving the form of notice to the

unimpaired non-voting classes under the Plan; (g) approving the form of ballots and establishing procedures for voting on the Plan; (h) approving procedures for tabulating votes with respect to the Plan; and (i) granting related relief, all as more fully set forth in the Motion, and it appearing that the relief requested is in the best interest of the Debtor's estate, its creditors and other parties in interest; and it appearing that this Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; and it appearing that this matter is a core proceeding pursuant to 28 U.S.C. § 157(b); and it appearing that notice of the Motion has been given as set forth in the Motion and that such notice is adequate and no other or further notice need be given; and the Court having reviewed the Motion and determined that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and upon all of the proceedings had before the Court and after due deliberation and sufficient cause appearing therefor, it is hereby

FOUND AND DETERMINED THAT:

A. The Debtor has filed its *Amended Disclosure Statement for the Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* (together with all exhibits, and as it may be further amended, modified and/or supplemented, the "Disclosure Statement") and its *Amended Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* (as the same may be amended, modified and/or supplemented in accordance with the terms thereof, the "Plan").

B. Notice of the Motion was properly provided and such notice was due and proper to all interested parties and no further notice is necessary.

C. The period, as set forth below, during which the Debtor may solicit acceptances of the Plan is a reasonable period of time for entities entitled to vote on the Plan to make an informed decision regarding whether to accept or reject the Plan.

D. The procedures for the solicitation and tabulation of votes to accept or reject the Plan (as more fully set forth in the Motion and below) provide for a fair and equitable voting process and are consistent with section 1126 of the Bankruptcy Code.

E. The notice procedures set forth below provide due, proper, and adequate notice of the Combined Hearing (as defined below), and procedures for filing objections or responses to the Disclosure Statement and Plan.

F. The proposed timeline for the Combined Hearing complies with the Bankruptcy Code, Bankruptcy Rules, and Local Bankruptcy Rules and will enable the Debtor to pursue confirmation of the Plan in a timely fashion.

G. The Debtor has the right to seek modifications or extensions of the matters governed by this Order.

H. The relief requested in the Motion is in the best interests of the Debtor, its estate, and all parties in interest.

I. The legal and factual bases set forth in the Motion and at the hearing on the Motion establish just cause for the relief granted herein.

NOW, THEREFOR, IT IS ORDERED THAT:

1. The Motion is granted as set forth herein.

2. The Disclosure Statement is conditionally approved as containing adequate information pursuant to 11 U.S.C. § 1125, without prejudice to any party in interest, including the official committee of unsecured creditors (the "Committee") appointed in the above-captioned chapter 11 case, filing objection to the Disclosure Statement no later than the Objection Deadline (as defined below).

3. A final hearing on approval of the Disclosure Statement shall be combined with the confirmation hearing to be held on the Plan and such combined hearing is hereby scheduled for **Friday, November 6, 2015,** at the United States Courthouse, Courtroom 400, 515 Rusk, Houston, Texas 77002 (the "Combined Hearing").

4. For the purpose of determining creditors entitled to vote to accept or reject the Plan, the first date of the hearing to consider approval of this Order (the "Voting Record Date"), is established as the record date by which creditors must hold claims in order to be eligible to vote on the Plan.

5. The Voting Record Date shall be the date fixed for determining which creditors in the applicable non-voting classes are entitled to receive a Non-Voting Creditor Notice.

6. The "Solicitation Package" that includes the following items is approved and shall be mailed to creditors entitled to vote on the Plan by the Debtor or the Balloting Agent within three (3) Business Days ("Business Days" being defined as days when the federal courts are open) after entry of the this Order (the "Solicitation Date"):

a. the Combined Hearing Notice, which shall contain notice of the deadline (i) for acceptances and rejections of the Plan and (ii) for filing objections to the Disclosure Statement and the Plan and any other information as the court may direct, which is approved in substantially the form attached as *Exhibit 1* to this Order and incorporated as part of this Order (the "Combined Hearing Notice");

b. a copy of this Order;

c. a copy of the Disclosure Statement and Plan; and

d. the appropriate Ballot, including the return envelope for such Ballot, addressed to the Balloting Agent, or Nominee, as applicable.

7. The Debtor is authorized (but not required) to distribute the Plan, the Disclosure Statement, and this Order (excluding exhibits) in PDF format on a CD or other electronic format, however, the Ballots and the Combined Hearing Notice shall only be provided in paper format.

8. Within two Business Days after the Solicitation Date, the Debtor shall cause to be filed a certificate of service with the Court certifying that the Solicitation Package was mailed to the appropriate parties in interest.

9. The Non-Voting Creditor Notice, in substantially the form of *Exhibit 3* to this Order, setting forth, among other things: (i) the unimpaired non-voting Classes under the Plan; (ii) a summary of the treatment of Claims and Equity Interests under the Plan; (iii) the date and time of the Confirmation Hearing; and (iv) the deadline and procedures for filing objections to confirmation of the Plan, is approved. The Debtor shall mail or cause to be mailed to each of the unimpaired creditors of Class 1 (Priority Non-Tax Claims) and Class 2 (Secured Claims) at the address to which notices are required to be sent pursuant to Bankruptcy Rule 2002(g), the Non-Voting Creditor Notice. The Non-Voting Creditor Notice will indicate that non-voting parties may obtain a copy of the Plan and Disclosure Statement on the Debtor's case-dedicated website at http://www.kccllc.net/bpz.

10. The Combined Hearing Notice, in substantially the form of *Exhibit 1* to this Order, is approved and the Debtor shall serve, or cause to be served, by first class mail, the Combined Hearing Notice to all creditors listed on the Debtor's creditor matrix on or before the Solicitation Date. The Debtor shall also post the Combined Hearing Notice electronically on its case-dedicated website at http://www.kccllc.net/bpz.

11. The Debtor shall be excused from mailing Solicitation Packages and any other materials related to voting or confirmation of the Plan to those entities to which certain notices mailed during the course of this chapter 11 case have been returned as undeliverable by the United States Postal Service, unless and until the Debtor is provided with accurate addresses for such entities before the Solicitation Date. The Debtor's failure to mail Solicitation Packages or

any other materials related to the Disclosure Statement, voting or confirmation of the Plan to such entities: (a) shall not constitute inadequate notice of the Disclosure Statement and Confirmation Hearing or Voting Deadline, and (b) shall not constitute a violation of Bankruptcy Rule 3017(d).

12. The Publication Notice, in substantially the form of *Exhibit 4* to this Order, is approved and shall be published in the *Houston Chronicle* on a date that is no more than five (5) days after the entry of this Order. The Debtor is excused from mailing any notices or any other materials related to the Disclosure Statement, voting or confirmation of the Plan to its equity interest holders and failure to mail such documents to its equity interest holders shall not constitute a violation of Bankruptcy Rule 3017(d).

13. The Debtor is authorized to make non-substantive modifications to the Disclosure Statement, the Plan, the Combined Hearing Notice, the Solicitation Package, the Non-Voting Creditor Notices, the Ballots, and related documents in accordance with the terms thereof but without further order of the Court, including modifications to correct typographical and grammatical errors, if any, and filling in dates before distribution.

14. The Ballots, in substantially the form of *Exhibits 2-A, 2-B, 2-C*, and *2-D* of this Order, are approved. Completed original Ballots to accept or reject the Plan must be received by Balloting Agent no later than **Tuesday, November 3, 2015 at 4:00 p.m. (Houston Time)** (the "Voting Deadline").

15. As promptly as possible following its receipt of the Solicitation Packages from the Debtor or the Balloting Agent, the Nominees[1] shall distribute such Solicitation Packages to the

[1] For the avoidance of doubt: (i) Wells Fargo Bank, National Association, as indenture trustee (the "Indenture Trustee") for the benefit of holders of the 6.5% Convertible Notes due 2015 and the 8.5% Convertible Notes due 2017 (collectively, the "Convertible Notes"), shall not be considered a Nominee for the holders of the Noteholder Claims in Class 3; (ii) the Debtor shall not distribute the Solicitation Packages to the Indenture Trustee for the

beneficial holders of the Noteholder Claims in Class 3 with instructions to complete their Ballots and return such Ballots to their Nominee on or before the Voting Deadline. Holders of Noteholder Claims in Class 3 must transmit their Ballots directly to the Nominees in sufficient time prior to the Voting Deadline to process the Ballots. The Nominee shall take all reasonable and necessary measures to facilitate collection of Ballots from the holders of Noteholder Claims in Class 3 on or before the Voting Deadline. Upon return of the Ballots to the Nominees, the Nominees shall tabulate the Ballots on the Master Ballot.

16. The Nominee shall submit properly executed and completed Master Ballots so as to be received before the Voting Deadline by the Balloting Agent. The Nominees must retain each original Ballot that it receives for one year following submission of the Master Ballot.

17. The Debtor proposes that the following additional procedures be followed with respect to the holders of Noteholder Claims in Class 3, the Master Ballots submitted by the Nominees, and the tabulation of votes cast:

a. Only claimants holding Noteholder Claims in Class 3 as reflected in the records (the "Record Amount") maintained by The Depository Trust Company ("DTC") and the Indenture Trustee for the Convertible Notes as of the close of business on the Voting Record Date shall be entitled to vote.
b. Votes submitted by the Nominees, pursuant to Master Ballots, shall not be counted in excess of the Record Amount held by the Nominees.
c. The Nominees shall summarize on the Master Ballots all Ballots cast by the holders of Noteholder Claims in Class 3 and return the Master Ballots to the Balloting Agent on or before the Voting Deadline; provided, however, that the Nominees shall be required to retain the original Ballots cast by the holders of Noteholder Claims in Class 3 for inspection for one year following the submission of the Master Ballots.
d. To the extent that conflicting votes or "overvotes" are submitted by the Nominees on Master Ballots, the Balloting Agent, in good faith, shall attempt to reconcile discrepancies with the Nominees.
e. To the extent that overvotes submitted by the Nominees on the Master Ballots are not reconcilable prior to the preparation of the vote

holders of the Noteholder Claims in Class 3; and (iii) the Indenture Trustee for the holders of the Noteholder Claims in Class 3 shall not be responsible for the distribution, completion, tabulation, or return of any Ballots.

certification, the Balloting Agent shall apply the votes to accept and to reject the Plan in the same proportion as the votes to accept and reject the Plan submitted on the Master Ballot that contains the overvote, but only to the extent of the position maintained by such Nominees as of the Record Date.

f. Each holder of a Noteholder Claim in Class 3 shall be deemed to have voted the full amount of its claim.

18. For purposes of voting on the Plan, the amount of a claim held by a creditor shall be determined pursuant to the following guidelines:

a. With respect to a claim identified in the Schedules as liquidated, non-contingent or undisputed, and for which no proof of claim has been filed timely, the claim amount for voting purposes shall be the amount as identified in the Schedules (the "Scheduled Amount").

b. With respect to a liquidated, non-contingent, undisputed claim as to which a proof of claim has been timely filed and as to which no objection has yet been filed, the amount and classification of such claim shall be that specified in such proof of claim, subject to any applicable limitations as set forth below.

c. With respect to a proof of claim which is the subject of an objection filed at least ten (10) days prior to the Voting Deadline, the claim represented by such proof of claim as applicable, shall be disallowed for voting purposes unless the Court orders otherwise on a motion for temporary allowance filed by the claimant, so long as the Court determination occurs prior to the conclusion of the Combined Hearing.

d. With respect to a claim that is unliquidated, contingent and/or disputed in part, the holder of such claim shall be entitled to vote only that portion of the claim that is liquidated, non-contingent and undisputed in the liquidated, non-contingent and undisputed amount, subject to any limitations set forth herein, unless otherwise ordered by the Court.

e. A holder shall not be entitled to vote a claim to the extent such claim duplicates or has been superseded by another claim of such holder.

f. If a claim for which a proof of claim has been timely filed is asserted for unknown or undetermined amounts, or is wholly unliquidated, or contingent (as determined on the face of the claim or after a reasonable review of the supporting documentation by the Debtor) and such claim has not been allowed, such Claim shall be temporarily allowed for voting purposes only, and not for purposes of allowance or distribution, at $1.00.

g. With respect to a proof of claim that is the subject of an objection solely to the classification asserted in the proof of claim, such claim shall be allowed provisionally for voting purposes in the amount asserted in the claim and in the classification to which the objection seeks to re-classify said claim, unless the Court orders otherwise on motion filed by the claimant.

h. With respect to a claim which has been estimated or otherwise allowed for voting purposes by order of the Court, the amount and classification of such claim shall be that set by the Court.

19. Any creditor seeking to have its claim temporarily allowed for purposes of voting to accept or reject the Plan must serve on the Debtor, and file with the Court, a motion for an order pursuant to Bankruptcy Rule 3018(a) temporarily allowing such claim no later than 5:00 p.m. (Houston Time) on October 26, 2015. The Court will schedule a hearing on such motion for a date on or prior to the Combined Hearing.

20. In addition to the procedures with respect to the Master Ballots set forth in paragraph 19 of this Order, the following procedures and general assumptions shall be used in tabulating the Ballots:

a. For the purpose of voting on the Plan, KCC, as Balloting Agent, will be deemed to be in constructive receipt of any ballot, other than a Noteholder Ballot, timely delivered:

By regular US mail to:		By messenger or overnight courier to:
BPZ Resources, Inc. Ballot Processing Center C/O KCC 2335 Alaska Ave El Segundo, CA 90245	OR	BPZ Resources, Inc. Ballot Processing Center C/O KCC 2335 Alaska Ave El Segundo, CA 90245

b. For the purpose of voting on the Plan, KCC, as Balloting Agent, will be deemed to be in constructive receipt of any Noteholder Ballot timely delivered:

By regular US mail to:		By messenger or overnight courier to:
BPZ Resources, Inc. Ballot Processing Center C/O KCC 1290 Avenue of the Americas, 9th Floor New York, NY 10104	OR	BPZ Resources, Inc. Ballot Processing Center C/O KCC 1290 Avenue of the Americas, 9th Floor New York, NY 10104

c. Any Ballot received by the Balloting Agent after the Voting Deadline shall not be counted, unless the Court orders otherwise.
d. Whenever a holder of a claim submits more than one Ballot voting the same claim prior to the Voting Deadline, the last Ballot timely received will supersede and revoke any earlier received Ballot.
e. Creditors must vote all of their Class 3 claims either to accept or reject the Plan and may not split their vote. Accordingly, a Ballot that partially rejects and partially accepts the Plan or that does not indicate an acceptance or a rejection of the Plan will not be counted. In addition, votes to accept or reject the Plan must be unequivocal and not conditional or qualified in any way.
f. If a Ballot is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should indicate such capacity when signing and, unless otherwise determined by the Debtor, must submit proper evidence satisfactory to the Balloting Agent and the Debtor to so act on behalf of the beneficial interest holder.
g. Ballots will not be counted if they are delivered by facsimile, email or any other electronic means or that do not contain an original signature.
h. All votes must be cast using the Ballots distributed to the holders of claims. Votes cast in any manner other than by using such ballots will not be counted.
i. Any holder of a claim in an impaired class who has delivered a valid ballot voting on the Plan may withdraw or change such vote solely in accordance with Fed. R. Bankr. P. 3018(a).
j. Subject to any contrary order of the Bankruptcy Court, the Debtor, in consultation with the Committee, reserves the right to reject any and all ballots not proper in form, the acceptance of which would, in the opinion of the Debtor or its counsel, in consultation with the Committee, not be in accordance with the provisions of the Bankruptcy Code. The Debtor further reserves the right to waive any defects or irregularities or conditions of delivery as to any particular ballot or, unless otherwise directed by the Bankruptcy Court. The Debtor's interpretation of the terms and conditions of the Plan (including the ballot and the voting instructions), shall be final and binding on all parties, unless otherwise directed by the Court. Neither the Debtor nor any other person or entity, including the Balloting Agent, will be under any duty to provide notification of defects or irregularities with respect to deliveries of ballots nor will any of them incur any liability for failure to provide such notification. Unless otherwise directed by the Court, delivery of such ballots will not be deemed to have been made until such irregularities have been cured or waived. Ballots previously furnished (and as to which any irregularities have not theretofore been cured or waived) will not be counted.

21. The Debtor is authorized to submit its voting certification as required by Bankruptcy Rule 3018 on the date that is two (2) Business Days prior to the Combined Hearing.

22. The date to file and serve objections to the approval of the Disclosure Statement and the confirmation of the Plan (the "Objection Deadline") is **Tuesday, November 3, 2015 at 4:00 p.m. (Houston Time)**.

23. Objections to the approval of the Disclosure Statement and the confirmation of the Plan shall: (a) be in writing; (b) state the name, address and phone number of the objecting party and nature of the claim of such party; (c) state with particularity the basis and nature of any objection; and (d) be filed, together with proof of service, with the Court and served so as to be actually received no later than **Tuesday, November 3, 2015 at 4:00 p.m. (Houston Time)** by: (i) co-counsel for the Debtor, Stroock & Stroock & Lavan LLP and Hawash Meade Gaston Neese & Cicack LLP; (ii) counsel to the Committee, Akin Gump Strauss Hauer & Feld LLP; and (iii) the U.S. Trustee.

24. Objections to the Disclosure Statement and/or to the confirmation of the Plan that are not timely filed, served, and actually received in the manner set forth above shall not be considered and shall be deemed to be overruled.

25. The Debtor or parties in interest must file responses to any timely filed objections to approval of the Disclosure Statement or confirmation of the Plan on or before the date of the Combined Hearing (although such responses are not required).

26. The Debtor is authorized to take all actions necessary to effectuate the relief granted pursuant to this Order.

27. This Court shall retain jurisdiction to hear and determine all matters arising from or related to this Order.

Dated: __________________________

____

UNITED STATES BANKRUPTCY JUDGE

EXHIBIT 1

COMBINED HEARING NOTICE

IN THE UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
VICTORIA DIVISION

In re:	§	Chapter 11
	§	
BPZ Resources, Inc.,	§	Case No.: 15-60016 (DRJ)
	§	
Debtor.	§	

NOTICE OF HEARING TO CONSIDER APPROVAL OF DISCLOSURE STATEMENT AND CHAPTER 11 PLAN OF BPZ RESOURCES, INC. UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

PLEASE TAKE NOTICE OF THE FOLLOWING:

1. **Approval of Disclosure Statement**. By order dated [_______,] 2015 (the "Disclosure Statement Order"), the United States Bankruptcy Court for the Southern District of Texas, Victoria Division (the "Court") approved, on a conditional basis, the *Disclosure Statement for Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* [Dkt. No. ___] (as modified, amended and/or supplemented from time to time, the "Disclosure Statement")[1] as containing adequate information within the meaning of section 1125 of title 11 of the United States Code, 11 U.S.C. §§ 101 *et seq.* (the "Bankruptcy Code").

2. **Combined Disclosure Statement and Plan Hearing**. On [_________] 2015 at [____] _.m. (Houston Time), or as soon thereafter as counsel may be heard, a hearing (the "Combined Hearing") will be held before the Honorable David R. Jones, United States Bankruptcy Judge, in Courtroom 400 at the Bankruptcy Court located at 515 Rusk Avenue, Houston, Texas 77002, to consider confirmation of the *Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* [Dkt. No. ___] (as modified, amended and/or supplemented from time to time, the "Plan") and approval of the Disclosure Statement on a final basis. The Combined Hearing may be adjourned from time to time without further notice to creditors or other parties in interest other than by an announcement of such an adjournment in open court at the Combined Hearing. The Plan may be modified in accordance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the terms of the Plan, and other applicable law, without further notice, prior to, or as a result of, the Combined Hearing.

3. **Copies of the Plan and Disclosure Statement**. A copy of the Plan and Disclosure Statement may be: (i) obtained free of charge from Kurtzman Carson Consultant LLC's dedicated website related to the Debtor's chapter 11 case (http://www.kccllc.net/bpz); (ii) inspected during regular business hours at the office of the clerk of United States Bankruptcy Court for the Southern District of Texas, Victoria Division, 515 Rusk Avenue Houston, Texas

---

[1] Capitalized terms used but otherwise not defined herein shall have the meanings ascribed to such terms in the Disclosure Statement or the Plan (as defined below), as applicable.

77002; or (iii) viewed for a fee at the Court's website (https://ecf.txsb.uscourts.gov/). The Debtor will file the Plan Supplement on or before [_______,] 2015, at which time the Plan Supplement may be obtained through the means described in this paragraph.

4. **Entitlement to Vote on the Plan**. In accordance with the terms of the Plan and the Bankruptcy Code, Holders of Claims that are Unimpaired by the Plan are deemed to have accepted the Plan and therefore are not entitled to vote on the Plan. Holders of Claims against the Debtor that are impaired by the Plan and that will receive a distribution on account of such Claims are entitled to vote on the Plan. Holders of Equity Interests, Subordinated Claims and Intercompany Claims that will receive no distribution under the Plan are deemed to have rejected the Plan and therefore are not entitled to vote. Pursuant to the terms of the Plan, Holders of Claims in Class 1 (Priority Non-Tax Claims), Class 2 (Secured Claims), Class 4 (Subordinated Claims), Class 5 (Equity Interests) and Class 6 (Intercompany Claims) are not entitled to vote on the Plan. Only record Holders of Claims in Class 3 (General Unsecured Claims) may vote on the Plan.

5. [_______,] 2015 has been established by the Court as the record date (the "Voting Record Date") for determining the creditors entitled to receive solicitation or notice materials in connection with the Plan.

6. If you have timely filed a proof of claim and disagree with the Debtor's classification of, objection to, or request for estimation of, your claim and believe that you should be entitled to vote on the Plan, then you must serve on the Debtor, and file with the Court, a motion ("Claims Estimation Motion") for entry of an order pursuant to Rule 3018(a) of the Federal Rules of Bankruptcy Procedure temporarily allowing such Claim in a different amount or classification for purposes of voting to accept or reject the plan. All Claims Estimation Motions must be filed no later than **[___] p.m. (Houston Time)** on **[_____], 2015**. Unless the Court orders otherwise, such Claim will not be counted for voting purposes in excess of the amount determined in accordance with the tabulation rules. CLAIMS ESTIMATION MOTIONS THAT ARE NOT TIMELY FILED AND SERVED IN THE MANNER SET FORTH ABOVE WILL NOT BE CONSIDERED.

7. **Voting Deadline and Voting Instructions**. By the Disclosure Statement Order, the Court established **[_____], 2015** at **[___] p.m. (Houston Time)** as the deadline by which Ballots accepting or rejecting the Plan must be received (the "Voting Deadline"). Holders of Claims in the Voting Classes will receive Ballots for casting such votes. Failure to follow the instructions set forth in the Disclosure Statement Order and Ballot may disqualify that Ballot and the vote represented thereby.

8. **Objection Deadline and Procedures.** Objections, if any, to approval of the Disclosure Statement on a final basis and/or the Plan must: (a) be in writing; (b) state the name and address of the objecting party and the amount and nature of the claim or interest of such party; (c) state with particularity the basis and nature of any objection to the Disclosure Statement and/or the Plan and/or proposed modification to the Plan; and (d) be filed, together with proof of service, with the Clerk of the Bankruptcy Court, 515 Rusk Avenue, Houston, Texas 77002, and served so that they are actually received by the following parties no later than **[_____], 2015** at **[_____] (Houston Time)** (the "Objection Deadline"): (i) co-counsel for the Debtor: Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038 (Attn:

Matthew G. Garofalo, Esq.) and Hawash Meade Gaston Neese & Cicack LLP, 2118 Smith Street, Houston, Texas 77002 (Attn: Walter Cicack, Esq.); (ii) counsel to the Committee: Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, Bank of America Tower, New York, NY 10036 (Attn: Michael S. Stamer and Meredith A. Lahaie); and (iii) U.S. Trustee: 515 Rusk Avenue, Suite 3516, Houston, Texas 77002 (Attn: Hector Duran). Each objection shall state the legal and factual basis of such objection and may be orally supplemented at the Combined Hearing. DISCLOSURE STATEMENT AND/OR CONFIRMATION OBJECTIONS NOT TIMELY FILED AND SERVED IN THE MANNER SET FORTH HEREIN MAY NOT BE CONSIDERED BY THE COURT AND MAY BE OVERRULED WITHOUT FURTHER NOTICE.

9. ARTICLE IX OF THE PLAN CONTAINS CERTAIN EXCULPATIONS AND INJUNCTIONS. YOU ARE ENCOURAGED TO REVIEW THE TERMS OF THE PLAN.

10. **Additional Information.** If you have any questions, please contact the Balloting Agent, Kurtzman Carson Consultants LLC, at (888) 733-1434 for calls originating from the United States or Canada, or (310) 751-2633 for calls originating from outside of the United States or Canada.

Dated: [_____], 2015

HAWASH MEADE GASTON NEESE & CICACK LLP

By: ______________________________

WALTER CICACK
Texas State Bar No. 04250535
2118 Smith Street
Houston, Texas 77002
Telephone: (713) 658-9001
Facsimile: (713) 658-9011

and

STROOCK & STROOCK & LAVAN LLP
Kristopher M. Hansen (admitted *pro hac vice*)
Frank A. Merola (admitted *pro hac vice*)
Matthew G. Garofalo (admitted *pro hac vice*)
180 Maiden Lane
New York, NY 10038
Telephone: (212) 806-5400
Facsimile: (212) 806-6006

ATTORNEYS FOR THE DEBTOR AND DEBTOR-IN-POSSESSION

EXHIBIT 2-A

MASTER BALLOT FOR HOLDERS OF CLASS 3 CLAIMS

IN THE UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
VICTORIA DIVISION

In re:	§	Chapter 11
	§	
BPZ Resources, Inc.,	§	Case No.: 15-60016 (DRJ)
	§	
Debtor.	§	

MASTER BALLOT FOR NOTEHOLDER CLAIMS IN CLASS 3 (GENERAL UNSECURED CLAIMS) FOR ACCEPTING OR REJECTING DEBTOR'S PLAN OF LIQUIDATION PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

PLEASE READ AND FOLLOW THE INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN, AND DATE THIS MASTER BALLOT FOR NOTEHOLDER CLAIMS (AS DEFINED BELOW) IN CLASS 3 (GENERAL UNSECURED CLAIMS) AND RETURN IT TO THE BALLOTING AGENT[1] BY FIRST CLASS MAIL, OR DURING REGULAR BUSINESS HOURS BY OVERNIGHT COURIER OR HAND DELIVERY, TO: BPZ RESOURCES, INC. BALLOT PROCESSING CENTER, C/O KCC, 1290 AVENUE OF THE AMERICAS, 9TH FLOOR, NEW YORK, NY 10104. IF THIS MASTER BALLOT FOR NOTEHOLDER CLAIMS IN CLASS 3 (GENERAL UNSECURED CLAIMS) HAS NOT BEEN RECEIVED BY THE BALLOTING AGENT BY [ ], 2015 AT [ ] (HOUSTON TIME) (THE "VOTING DEADLINE"), THE VOTES OF THE BENEFICIAL HOLDERS OF NOTEHOLDER CLAIMS IN CLASS 3 (GENERAL UNSECURED CLAIMS) (EACH A "NOTEHOLDER CLAIMANT" AND COLLECTIVELY, THE "NOTEHOLDER CLAIMANTS") WILL NOT BE COUNTED. THEREFORE, YOU MUST ALLOW SUFFICIENT TIME TO BE SURE THAT THE MASTER BALLOT FOR NOTEHOLDER CLAIMS IN CLASS 3 (GENERAL UNSECURED CLAIMS) IS RECEIVED BY THE BALLOTING AGENT BY THE VOTING DEADLINE.

This Master Ballot is being sent to you because the records of the Depository Trust Company indicate that, as of [___________], 2015 (the "Voting Record Date"), you are a broker, bank, commercial bank, trust company, dealer, or other agent or nominee thereof (each, a "Nominee") of a beneficial holder of the 6.5% Convertible Notes due 2015 or the 8.5% Convertible Notes due 2017 against the Debtor (collectively, the "Noteholder Claims").

This Master Ballot is to be used by you, as the representative of the Noteholder Claimants, to transmit the votes of such Noteholder Claimants in respect of their decision to

[1] All capitalized terms used in this Master Ballot but not otherwise defined herein shall have the meanings given to such terms in the Disclosure Statement Order or Plan (each as defined below), as applicable.

accept or reject the *Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* (as the same may be amended, modified, and/or supplemented, the "Plan").

By Order dated [ ] (the "Disclosure Statement Order"), the United States Bankruptcy Court for the Southern District of Texas, Victoria Division (the "Court") conditionally approved the *Disclosure Statement For Plan Of Liquidation Pursuant To Chapter 11 Of The Bankruptcy Code* (including all exhibits thereto, and as the same may be amended, modified, and/or supplemented from time to time, the "Disclosure Statement") as containing adequate information within the meaning of section 1125 of chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). These documents are contained on the CDs sent to you with this Master Ballot. The Disclosure Statement Order also contains important information regarding the balloting process. Please also read the Disclosure Statement Order and the instructions sent with this Master Ballot prior to submitting a Master Ballot.

As a Nominee, you are required to deliver the Solicitation Package and notices, including a Ballot (each a "Noteholder Ballot"), to each Noteholder Claimant for whom you hold Noteholder Claims and take any action required to enable such Noteholder Claimant to timely vote its Claim to accept or reject the Plan. You should include in each Solicitation Package a return envelope addressed to you (and not include a return envelope addressed to the Balloting Agent), unless you choose to pre-validate such Noteholder Ballot, in which case the Solicitation Package should include a return envelope addressed only to the Balloting Agent. With respect to any Noteholder Ballots returned to you, you must (1) execute this Master Ballot so as to reflect the voting instructions given to you in the Noteholder Ballots by the Noteholder Claimants for whom you hold Noteholder Claims against the Debtor and (2) forward this Master Ballot to the Balloting Agent so that it is **actually received** on or before the Voting Deadline in accordance with the Master Ballot Instructions accompanying this Master Ballot. For each completed, executed Noteholder Ballot returned to you by an Noteholder Claimant, you must retain such Noteholder Ballot in your files for one year from the Voting Deadline.

VOTING INSTRUCTIONS

VOTING DEADLINE:

The Voting Deadline is **[ ], 2015 at [ ] (Houston Time)**, unless such time is extended. To have the votes of the Noteholder Claimants in Class 3 (General Unsecured Claims) counted, you must complete, sign, and return this Master Ballot so that it is received by the Balloting Agent at the address set forth in the Master Ballot on or before the Voting Deadline. Accordingly, you should immediately transmit the enclosed Solicitation Packages, including Ballots, to the Noteholder Claimants, with a return envelope addressed to you with instructions that the Noteholder Claimants return their Noteholder Ballots to you so as to be received by [_____][1].

HOW TO VOTE:

If you are transmitting the votes of any Noteholder Claimants other than yourself, you must deliver the Class 3 (General Unsecured Claims) Noteholder Ballot to the Noteholder

[1] Date 5 days before Voting Deadline.

Claimants, along with the Plan, Disclosure Statement, Disclosure Statement Order, Confirmation Hearing Notice, and other materials requested to be forwarded, and take the necessary actions to enable such Noteholder Claimants to complete and execute such Noteholder Ballot voting to accept or reject the Plan, and to return the completed, executed Noteholder Ballot to you so as to be received on or before the Voting Deadline.

With respect to all of the Noteholder Ballots returned to you, you must properly complete the Master Ballot, as follows:

i. Complete the certification of authority to vote in Item 1;

ii. Indicate in Item 2 the total votes to accept or reject the Plan;

IMPORTANT: NOTEHOLDER CLAIMANTS MAY NOT SPLIT THEIR VOTES. EACH NOTEHOLDER CLAIMANT MUST VOTE ALL OF HIS, HER, OR ITS CLAIMS IN CLASS 3 (GENERAL UNSECURED CLAIMS) TO ACCEPT OR REJECT THE PLAN. IF ANY SUCH NOTEHOLDER CLAIMANT HAS ATTEMPTED TO SPLIT SUCH VOTE BY SUBMITTING A BALLOT THAT PARTIALLY ACCEPTS AND PARTIALLY REJECTS THE PLAN, PLEASE CONTACT THE BALLOTING AGENT IMMEDIATELY. Any Noteholder Claimant that does not indicate either acceptance or rejection of the Plan, or indicates both acceptance and rejection of the Plan, will not be counted, and the votes in such ballots should not be included in your tabulation;

iii. Transcribe the votes from the Noteholder Ballots in the addendum to the Master Ballot referenced in Item 3 thereof;

iv. Review the certification in Item 4 of the Master Ballot;

v. Ensure that each Noteholder Ballot is signed and the certification is complete;

vi. Sign and date the Master Ballot;

vii. Independently verify and confirm the accuracy of the information provided with respect to each individual holder of Noteholder Claims in Class 3 (General Unsecured Claims);

viii. If additional space is required to respond to any item on the Master Ballot, please use additional sheets of paper clearly marked to indicate the applicable item of the Master Ballot to which you are responding;

ix. You must deliver the completed, executed Master Ballot so that it is actually received by the Balloting Agent **on or before** the Voting Deadline. For each completed, executed Noteholder Ballot returned to you by an individual holder, you must retain such Noteholder Ballot in your files for one year from the Voting Deadline;

x. Votes cast by Noteholder Claimants through You will be applied against the positions held by such entities as of the Record Date (defined below). Votes submitted by You, pursuant to the Master Ballot, will not be counted in excess of the Record Amount;

xi. To the extent that conflicting votes or "overvotes" are submitted by You, the Balloting Agent, in good faith, will attempt to reconcile discrepancies with You; and

xii. To the extent that "overvotes" on the Master Ballot are not reconcilable prior to the preparation of the vote certification, the Balloting Agent will apply the votes to accept and to reject the Plan in the same proportion as the votes to accept and reject the Plan submitted on the Master Ballot that contained the "overvote," but only to the extent of your position in the applicable security.

PLEASE NOTE:

This Master Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan. Noteholder Claimants should not surrender, at this time, certificates representing their securities. The Balloting Agent will not accept delivery of any such certificates surrendered together with a Master Ballot or Noteholder Ballot.

No Master Ballot or Noteholder Ballot shall constitute or be deemed to be a proof of claim, or an assertion of a Claim, an allowance of a Claim, or an admission by the Debtor of the validity of a Claim.

No fees or commissions or other remuneration will be payable to You in connection with the distribution of Solicitation Packages or the preparation of the Master Ballot.

PLEASE MAIL THIS MASTER BALLOT PROMPTLY. IF YOU BELIEVE THAT YOU ARE MISSING ANY MATERIALS FROM THE SOLICITATION PACKAGE, HAVE RECEIVED THE WRONG BALLOTS OR MASTER BALLOT, HAVE QUESTIONS REGARDING THE BALLOTS OR MASTER BALLOT, OR THE VOTING PROCEDURES, OR IF YOU NEED ADDITIONAL COPIES OF OTHER ENCLOSED MATERIALS, PLEASE CALL THE BALLOTING AGENT AT (877) 833-4150 FOR CALLS ORIGINATING FROM THE UNITED STATES OR CANADA, AND 917-281-4800 FOR CALLS ORIGINATING FROM OUTSIDE OF THE UNITED STATES OR CANADA. DO NOT CONTACT THE BALLOTING AGENT FOR LEGAL ADVICE. THE BALLOTING AGENT CANNOT AND WILL NOT PROVIDE PARTIES WITH LEGAL ADVICE.

Item 1. CERTIFICATION OF AUTHORITY TO VOTE. The undersigned certifies that as of [ ] (the "Record Date"), the undersigned (please check applicable box):

☐ Is a nominee and/or an intermediary for the Noteholder Claimants of the aggregate principal amount listed in Item 2 below; or

☐ Is acting under a power of attorney and/or agency (a copy of which will be provided upon request) granted by a nominee that is the registered holder of the aggregate principal amount listed in Item 2 below; or

☐ Has been granted a proxy (an original of which is attached hereto) from a nominee that is the registered holder of the aggregate principal amount listed in

Item 2 below and accordingly, has full power and authority to vote to accept or reject the Plan on behalf of the Noteholder Claimants in Class 3 (General Unsecured Claims) as described below.

Item 2. TABULATION OF BENEFICIAL OWNER VOTING. The undersigned certifies that:

A. Noteholder Claims in Class 3 (General Unsecured Claims)

Acceptances. _________ holders of Noteholder Claims in Class 3 (General Unsecured Claims) in the aggregate unpaid principal amount of $________________ have delivered duly completed Noteholder Ballots to the undersigned voting to **ACCEPT** the Plan; and

Rejections. _________ holders of Noteholder Claims in Class 3 (General Unsecured Claims) in the aggregate unpaid principal amount of $_______________ have delivered duly completed Noteholder Ballots to the undersigned voting to **REJECT** the Plan.

Item 3. TRANSMITTAL OF VOTES FROM NOTEHOLDER BALLOTS. The undersigned transmits the votes of holders of Noteholder Claims in Class 3 (General Unsecured Claims) as fully set forth below and certifies that the parties listed are the Noteholder Claimants, as of the Record Date, and have delivered to the undersigned, as the Nominee, Noteholder Ballots casting such votes, which, as set forth in each column therein, indicate the aggregate principal amount voted for each claim, and whether such claim is voted to accept or reject the Plan:

Voting Summary of Noteholder Claimants in Class 3 (General Unsecured Claims)

Name or Account Number for Each Noteholder Claimant in Class 3 (General Unsecured Claims) Voting on the Plan	Principal Amount of Noteholder Claim Voted	Principal Amount of Noteholder Claims in Class 3 (General Unsecured Claims) Voted to ACCEPT the Plan[1]	Principal Amount of Noteholder Claims in Class 3 (General Unsecured Claims) Voted to REJECT the Plan[1]
1.		$	$
2.		$	$
3.		$	$
4.		$	$
5.		$	$
6.		$	$
7.		$	$
TOTALS		**$**	**$**

[If space is insufficient, attach additional sheets in the same format.]

[1] Please note that each Noteholder Claimant must vote all of his, her, or its Noteholder Claims in Class 3 (General Unsecured Claims) to accept or reject the Plan, and may not split such vote.

Item 4. CERTIFICATION AS TO TRANSCRIPTION OF INFORMATION FROM ITEM 2 OF THE NOTEHOLDER BALLOT AS TO OTHER NOTEHOLDER CLAIMS IN CLASS 3 (GENERAL UNSECURED CLAIMS) VOTED THROUGH OTHER NOTEHOLDER BALLOTS.

The undersigned certifies that the undersigned has transcribed in the following table the information, if any, provided by Noteholder Claimants in Item 3 of the original Noteholder Ballots, identifying any Noteholder Claims in Class 3 (General Unsecured Claims) for which such holders have submitted other Noteholder Ballots other than to the undersigned:

Your Customer Account Number For Each Noteholder Claims in Class 3 (General Unsecured Claims) Voted	TRANSCRIBE FROM ITEM 3 OF THE NOTEHOLDER BALLOTS:			
	Account Number	Name of Holder	Principal Amount of Other Noteholder Claims in Class 3 (General Unsecured Claims) Voted	CUSIP/ISIN of Other Claims Voted (if applicable)
1.				
2.				
3.				
4.				
5.				
6.				
7.				

Item 5. CERTIFICATION. By signing this Master Ballot, the undersigned certifies that: (a) each Noteholder Claimant holding a Claim(s) in Class 3 (General Unsecured Claims) whose vote is being transmitted by this Master Ballot has been provided with a copy of the Plan, Disclosure Statement, Disclosure Statement Order, and a Ballot for voting its Claim(s); and (b) each Noteholder Claimant has not cast more than one vote with respect to any given Claim for any purpose, including for determining both the number of votes and the amount of the Claim, even if such holder holds securities of the same type in more than one account. The undersigned also acknowledges that the solicitation of votes in Class 3 (General Unsecured Claims) to accept or reject the Plan is subject to all the terms and conditions set forth in the Disclosure Statement Order, dated [ ], 2015.

____
Name of Nominee

____
DTC Participant Number

____
Signature

____
If by Authorized Agent, Name and Title

____
Street Address

____
City, State, Zip Code

____
Telephone Number

____
Email

____
Date Completed

In order to vote Claims in Class 3 (General Unsecured Claims) to accept or reject the Plan, please complete, sign, and date this Master Ballot and promptly return it to one of the following addresses, as appropriate, so as to be received on or prior to the Voting Deadline, by regular mail, or by hand delivery or overnight courier during normal business hours, to: BPZ RESOURCES, INC. BALLOT PROCESSING CENTER, C/O KCC, 1290 AVENUE OF THE AMERICAS, 9TH FLOOR, NEW YORK, NY 10104.

MASTER BALLOTS RECEIVED BY FACSIMILE, EMAIL OR OTHER ELECTRONIC TRANSMISSION, OR RECEIVED AFTER THE VOTING DEADLINE, WILL NOT BE COUNTED.

EXHIBIT 2-B

NOTEHOLDER BALLOT FOR HOLDERS OF CLASS 3 CLAIMS

IN THE UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
VICTORIA DIVISION

In re:	§	Chapter 11
	§	
BPZ Resources, Inc.,	§	Case No.: 15-60016 (DRJ)
	§	
Debtor.	§	

NOTEHOLDER BALLOT FOR NOTEHOLDER CLAIMS IN CLASS 3 (GENERAL UNSECURED CLAIMS) FOR ACCEPTING OR REJECTING DEBTOR'S PLAN OF LIQUIDATION PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

PLEASE READ CAREFULLY AND FOLLOW THE ENCLOSED INSTRUCTIONS FOR COMPLETING THIS BALLOT (THE "NOTEHOLDER BALLOT") **BEFORE** COMPLETING THIS NOTEHOLDER BALLOT.

IN ORDER FOR YOUR VOTE TO BE COUNTED, ALL PRE-VALIDATED NOTEHOLDER BALLOTS (INCLUDING MASTER BALLOTS[1] CAST ON BEHALF OF NOTEHOLDER BALLOTS THAT WERE NOT PRE-VALIDATED) MUST BE COMPLETED, EXECUTED AND RETURNED SO AS TO BE **ACTUALLY RECEIVED** BY THE BALLOTING AGENT BY **[____________]** (THE "VOTING DEADLINE") IN ACCORDANCE WITH THE FOLLOWING:

IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO YOUR NOMINEE:

YOUR NOMINEE HAS NOT PRE-VALIDATED THIS NOTEHOLDER BALLOT. YOU MUST RETURN THIS NOTEHOLDER BALLOT TO YOUR NOMINEE IN ACCORDANCE WITH THE ENCLOSED INSTRUCTIONS FROM YOUR NOMINEE, AND IN ANY EVENT, BY [_____][2] TO PERMIT YOUR NOMINEE TO DELIVER A MASTER BALLOT (THE "**MASTER BALLOT**") INCLUDING YOUR VOTE TO THE BALLOTING AGENT SO IT IS **ACTUALLY RECEIVED** ON OR BEFORE THE VOTING DEADLINE.

DO NOT RETURN THE NOTEHOLDER BALLOT TO THE INDENTURE TRUSTEE.

IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO THE BALLOTING AGENT:

EITHER: (1) YOUR VOTING NOMINEE HAS PRE-VALIDATED THIS NOTEHOLDER BALLOT, OR (2) YOU HAVE BEEN IDENTIFIED AS A REGISTERED HOLDER. THEREFORE, YOU MUST RETURN THIS PRE-VALIDATED NOTEHOLDER BALLOT DIRECTLY TO THE BALLOTING AGENT SO IT IS **ACTUALLY RECEIVED** ON OR BEFORE THE VOTING DEADLINE.

This Noteholder Ballot is submitted to you to solicit your vote to accept or reject the *Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* (as the same may be amended, modified, and/or supplemented, the "Plan") submitted by the debtor and debtor-in-possession in

---

[1] Capitalized terms used in this Noteholder Ballot or the attached instructions but not otherwise defined herein have the meanings given to them in the Plan or Disclosure Statement, as applicable.

[2] Date 5 days before Voting Deadline.

the above-captioned case (the "Debtor"), and described in the related disclosure statement (the "Disclosure Statement") conditionally approved by an order of the United States Bankruptcy Court for the Southern District of Texas, Victoria Division (the "Court"). The Disclosure Statement provides information to assist you in deciding how to vote your Noteholder Ballot. If you do not have a Disclosure Statement or Plan, you may obtain a copy by contacting Kurtzman Carson Consultants LLC (the "Balloting Agent") by email at BPZInfo@kccllc.com, or by phone at (888) 733-1434 for calls originating from the United States or Canada, or (310) 751-2633 for calls originating from outside of the United States or Canada, or you can access a copy at the case-dedicated website, www.kccllc.net/bpz. Copies of the Disclosure Statement and the Plan are also available for inspection during regular business hours at the office of the Clerk of the United States Bankruptcy Court for the Southern District of Texas, 515 Rusk Avenue, Houston, Texas 77002. In addition, copies of the Disclosure Statement and the Plan may be obtained from the Court's website at https://ecf.txsb.uscourts.gov/. You should review the Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and your classification and treatment under the Plan.

The Plan can be confirmed by the Court and thereby made binding on you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class which vote on the Plan, and if the Plan otherwise satisfies the applicable requirements of section 1129(a) of title 11 of the United States Code, 11 U.S.C. §§ 101, *et seq.* (the "Bankruptcy Code"). The votes of those Claims actually voted in your Class will bind those who do not vote. If the requisite acceptances are not obtained, the Court may nonetheless confirm the Plan if it finds that the Plan (a) provides fair and equitable treatment to, and does not unfairly discriminate against, the Class or Classes rejecting the Plan, and (b) otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

VOTING INFORMATION AND INSTRUCTIONS FOR COMPLETING BALLOT

1. This Noteholder Ballot is to be used for voting by the record holders of the 6.5% Convertible Notes due 2015 or the 8.5% Convertible Notes due 2017 against the Debtor, as identified by a beneficiary list held by the Indenture Trustee. If you hold Claims in other Classes in which you are entitled to vote, you will receive a Ballot for each such other Class.

2. **Each Noteholder Ballot you receive is for voting only claims from the 6.5% Convertible Notes due 2015 or the 8.5% Convertible Notes due 2017 held as of the Voting Record Date (the "Noteholder Claims"). Please complete and return each Noteholder Ballot you receive in accordance with the instructions therein. The attached Noteholder Ballot is designated only for voting Noteholder Claims in Class 3 (General Unsecured Claims).**

3. In the boxes provided in Item 2 of the Noteholder Ballot below, please indicate either acceptance or rejection of the Plan. Complete the Noteholder Ballot by providing all of the information requested. Noteholder Ballots must be returned in the enclosed envelope, either to (a) the Nominee or (b) the Balloting Agent directly, if your ballot has been pre-validated or if you are a record holder. Regardless of whether the Noteholder Ballot is sent to the Nominee or the Balloting Agent directly, all Noteholder Ballots (including Master Ballots cast on behalf of Noteholder Claims by Nominees) must be properly completed, signed, and returned to the

Balloting Agent so that it is ***actually received*** by the Balloting Agent by no later than the Voting Deadline. If a Ballot is received after the applicable deadline, it will not be counted.

4. IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO YOUR NOMINEE, YOUR NOMINEE HAS NOT PRE-VALIDATED YOUR NOTEHOLDER BALLOT, AND YOU MUST RETURN YOUR NOTEHOLDER BALLOT TO YOUR NOMINEE USING THE ENCLOSED ENVELOPE. PLEASE RETURN THE NOTEHOLDER BALLOT BY [_____][3] TO ALLOW SUFFICIENT TIME FOR YOUR NOMINEE TO RECEIVE YOUR NOTEHOLDER BALLOT AND PROCESS YOUR VOTE ON A MASTER BALLOT SUCH THAT THE MASTER BALLOT IS RECEIVED BY THE BALLOTING AGENT ON OR BEFORE THE VOTING DEADLINE.

5. Any Noteholder Ballot transmitted by facsimile, email or other electronic transmission shall not be counted. If neither the "accept" nor "reject" box is checked in Item 2 below, or if both the "accept" and "reject" boxes are checked, for an otherwise properly completed, executed, and timely returned Noteholder Ballot, the Noteholder Ballot will not be counted. Any Noteholder Ballot that is illegible, does not bear an original signature, or does not provide sufficient information to identify the claim holder will not be counted.

6. You must vote all of your Noteholder Claims in Class 3 (General Unsecured Claims) under the Plan either to accept or reject the Plan and may not split your vote. An otherwise properly completed, executed, and timely returned Noteholder Ballot that attempts to partially accept and partially reject the Plan, or that attempts to both accept and reject the Plan will not be counted. Your vote to accept or reject the Plan must be unequivocal and not conditional or qualified in any way.

7. The Noteholder Ballot does not constitute, and will not be deemed, a proof of claim or Equity Interest, an assertion of a Claim, an allowance of a Claim, or an admission by the Debtor of the validity of a Claim.

8. If you cast more than one Noteholder Ballot voting the same Noteholder Claim(s) prior to the Voting Deadline, the latest dated, properly executed Noteholder Ballot received before the Voting Deadline will be deemed to reflect your intent and supersede any prior Noteholder Ballots. If you cast Noteholder Ballots received by the Nominee on the same day, but which are voted inconsistently, such Noteholder Ballots will not be counted.

9. If you wish to have your Claim allowed for purposes of voting on the Plan in a manner that is inconsistent with the Ballot you received or if you did not receive a Ballot and wish to have your Claim temporarily allowed for voting purposes only, you must serve on the Debtor and the Committee and file with the Court, on or before [ ], 2015 at [ ] (Houston Time), a motion for an order pursuant to Bankruptcy Rule 3018(a) temporarily allowing such Claim for purposes of voting (the "Claims Estimation Motion"). A Claims Estimation Motion must set forth with particularity the amount and classification of which you believe your Noteholder Claims should be allowed for voting purposes and the evidence in support of your belief. In respect of any timely-filed Claims Estimation Motion, the Ballot in question shall be

[3] Date 5 days before Voting Deadline.

counted (a) in the amount established by the Court in an order entered on or before the Voting Deadline or (b) if such an order has not been entered by the Voting Deadline and unless the Debtor, the Committee and you have come to an agreement as to the relief requested in the Claims Estimation Motion, in an amount equal to the amount on the Ballot or in the event you did not receive a Ballot, you shall not have a Ballot counted at all. The Court will schedule a hearing on such motion to be heard at or prior to the Combined Hearing.

10. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS CONTAINED IN THE MATERIALS MAILED WITH THIS NOTEHOLDER BALLOT OR OTHER MATERIALS AUTHORIZED BY THE COURT.

11. PLEASE RETURN YOUR NOTEHOLDER BALLOT TO THE NOMINEE THAT SENT YOU THE NOTEHOLDER BALLOT USING THE ENCLOSED RETURN ENVELOPE BY [_____][4]. DO NOT RETURN THE NOTEHOLDER BALLOT TO THE INDENTURE TRUSTEE.

12. PLEASE RETURN YOUR NOTEHOLDER BALLOT PROMPTLY. UNLESS IT DIRECTS OTHERWISE, THE NOMINEE WILL **NOT** ACCEPT NOTEHOLDER BALLOTS BY FACSIMILE, EMAIL, OR OTHER ELECTRONIC TRANSMISSION.

13. IF YOU HAVE RECEIVED A DAMAGED NOTEHOLDER BALLOT, HAVE LOST YOUR NOTEHOLDER BALLOT, OR IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTEHOLDER BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE BALLOTING AGENT AT (888) 733-1434 FOR CALLS ORIGINATING FROM THE UNITED STATES OR CANADA, OR (310) 751-2633 FOR CALLS ORIGINATING FROM OUTSIDE OF THE UNITED STATES OR CANADA.

14. PLEASE NOTE THAT THE BALLOTING AGENT'S STAFF IS NOT PERMITTED TO GIVE LEGAL ADVICE. ANY PARTY RECEIVING THIS NOTEHOLDER BALLOT SHOULD CONSULT AN ATTORNEY REGARDING ANY QUESTIONS IT MAY HAVE RELATING TO THIS NOTEHOLDER BALLOT AND THE OTHER DOCUMENTS REFERENCED HEREIN.

[4] Date 5 days before Voting Deadline.

PLEASE READ THE ATTACHED VOTING INFORMATION AND INSTRUCTIONS BEFORE COMPLETING THIS NOTEHOLDER BALLOT

PLEASE COMPLETE ALL ITEMS BELOW. IF THIS NOTEHOLDER BALLOT IS NOT SIGNED ON THE APPROPRIATE LINES, THIS NOTEHOLDER BALLOT WILL NOT BE VALID OR COUNTED AS HAVING BEEN CAST.

Item 1. Type of Noteholder Claim. The undersigned is a holder of a **Noteholder Claim in Class 3 (General Unsecured Claims)** of the type set forth below:

☐ 6.5% Convertible Notes due 2015

☐ 8.5% Convertible Notes due 2017 issued in September 2013

☐ 8.5% Convertible Notes due 2017 issued in April 2014

Holders of Noteholder Claims based on the 8.5% Convertible Notes due 2017 issued in April 2014 must attach to this Noteholder Ballot support reflecting the purchase of such Convertible Notes in April 2014.

Item 2. Class Vote. The undersigned, a holder of a **Noteholder Claim in Class 3 (General Unsecured Claims)** in the amount set forth below, votes to (check one box):

☐ **Accept** the Plan. ☐ **Reject** the Plan.

Voting Principal Amount: $______________________

Item 3. Certifications as to Noteholder Claims in Class 3 (General Unsecured Claims) Held in Additional Accounts.

By completing and returning this Noteholder Ballot, the undersigned certifies that either (1) it has not submitted any other Noteholder Ballots for other Noteholder Claims in Class 3 (General Unsecured Claims) held in other accounts or other record names or (2) it has provided the information specified in the following table for all other Noteholder Claims in Class 3 (General Unsecured Claims)[1] for which it has submitted additional Noteholder Ballots, each of which indicates the same vote to accept or reject the Plan (please use additional sheets of paper if necessary):

[1] List your name if the Noteholder Claim in Class 3 (General Unsecured Claims) is held by you in record name. If the Noteholder Claim in Class 3 (General Unsecured Claims) is held in "street name," please list the name of your Nominee.

ONLY COMPLETE THIS SECTION IF YOU HAVE VOTED NOTEHOLDER CLAIMS IN CLASS 3 (GENERAL UNSECURED CLAIMS) ON A NOTEHOLDER BALLOT OTHER THAN THIS NOTEHOLDER BALLOT.

	Name of Holder	Account Number	Principal Amount of Other Noteholder Claims in Class 3 (General Unsecured Claims)Voted	CUSIP/ISIN of Other Claims Voted (if applicable)
			$	
1.			$	
2.			$	
3.			$	
4.			$	
5.			$	
6.			$	
7.			$	
8.			$	
9.			$	

[If space is insufficient, attach additional sheets in the same format.]

Item 4. Acknowledgments. By signing this Noteholder Ballot, the undersigned acknowledges receipt of the Disclosure Statement and the other applicable solicitation materials and certifies that the undersigned is the claimant or has the power and authority to vote to accept or reject the Plan on behalf of the claimant. The undersigned understands that an otherwise properly completed, executed, and timely returned Noteholder Ballot that does not indicate either acceptance or rejection of the Plan, or indicates both acceptance and rejection of the Plan, will not be counted.

____
Name of Creditor

____
Signature

____
If by Authorized Agent, Name and Title

____
Name of Institution

____
Street Address

____
City, State, Zip Code

____
Telephone Number

____
Email

____
Date Completed

PLEASE MAKE SURE YOU HAVE PROVIDED ALL INFORMATION REQUESTED ON THIS NOTEHOLDER BALLOT. PLEASE READ AND FOLLOW THE INSTRUCTIONS SET FORTH HEREIN CAREFULLY. PLEASE COMPLETE, SIGN, AND DATE THIS NOTEHOLDER BALLOT AND RETURN IT BY MAIL, HAND DELIVERY, OR OVERNIGHT COURIER IN THE ENVELOPE PROVIDED TO THE ADDRESSEE SPECIFIED THEREON. IF THE BALLOTING AGENT DOES NOT ACTUALLY RECEIVE THIS NOTEHOLDER BALLOT (IF PRE-VALIDATED) OR THE MASTER BALLOT INCORPORATING THE VOTE CAST BY THIS NOTEHOLDER BALLOT ON OR BEFORE THE VOTING DEADLINE, YOUR VOTE TRANSMITTED BY THIS NOTEHOLDER BALLOT WILL NOT BE COUNTED.

EXHIBIT 2-C

REGISTERED HOLDER BALLOT FOR HOLDERS OF CLASS 3 CLAIMS

IN THE UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
VICTORIA DIVISION

In re:	§	Chapter 11
	§	
BPZ Resources, Inc.,	§	Case No.: 15-60016 (DRJ)
	§	
Debtor.	§	

NOTEHOLDER BALLOT FOR NOTEHOLDER CLAIMS OF RECORD HOLDERS IN CLASS 3 (GENERAL UNSECURED CLAIMS) FOR ACCEPTING OR REJECTING DEBTOR'S PLAN OF LIQUIDATION PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

FOR YOUR VOTE TO BE COUNTED, YOUR NOTEHOLDER BALLOT MUST BE RETURNED TO THE BALLOTING AGENT SO THAT IT IS ACTUALLY RECEIVED BEFORE [ ] (HOUSTON TIME) ON [ ], 2015 (THE "VOTING DEADLINE").

This ballot (the "Noteholder Ballot") is submitted to you to solicit your vote to accept or reject the *Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* (as the same may be amended, modified, and/or supplemented, the "Plan") submitted by the debtor and debtor-in-possession in the above-captioned case (the "Debtor"), and described in the related disclosure statement (the "Disclosure Statement") conditionally approved by an order of the United States Bankruptcy Court for the Southern District of Texas, Victoria Division (the "Court"). The Disclosure Statement provides information to assist you in deciding how to vote your Noteholder Ballot. If you do not have a Disclosure Statement or Plan, you may obtain a copy by contacting Kurtzman Carson Consultants LLC (the "Balloting Agent") by email at BPZInfo@kccllc.com, or by phone at (877) 833-4150 for calls originating from the United States or Canada, or (917) 281-4800 for calls originating from outside of the United States or Canada, or you can access a copy at the case-dedicated website, www.kccllc.net/bpz. Copies of the Disclosure Statement and the Plan are also available for inspection during regular business hours at the office of the Clerk of the United States Bankruptcy Court for the Southern District of Texas, 515 Rusk Avenue, Houston, Texas 77002. In addition, copies of the Disclosure Statement and the Plan may be obtained from the Court's website at https://ecf.txsb.uscourts.gov/. You should review the Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and your classification and treatment under the Plan. Capitalized terms used in this Noteholder Ballot or the attached instructions but not otherwise defined herein have the meanings given to them in the Plan or Disclosure Statement, as applicable.

The Plan can be confirmed by the Court and thereby made binding on you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class which vote on the Plan, and if the Plan otherwise satisfies the applicable requirements of section 1129(a) of title 11 of the United States Code, 11 U.S.C. §§

101, *et seq.* (the "Bankruptcy Code"). The votes of those Claims actually voted in your Class will bind those who do not vote. If the requisite acceptances are not obtained, the Court may nonetheless confirm the Plan if it finds that the Plan (a) provides fair and equitable treatment to, and does not unfairly discriminate against, the Class or Classes rejecting the Plan, and (b) otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

VOTING INFORMATION AND INSTRUCTIONS FOR COMPLETING BALLOT

1. This Noteholder Ballot is to be used for voting by the record holders of the 6.5% Convertible Notes due 2015 or the 8.5% Convertible Notes due 2017 against the Debtor, as identified by a beneficiary list held by the Indenture Trustee. If you hold Claims in other Classes in which you are entitled to vote, you will receive a Ballot for each such other Class.

2. **Each Noteholder Ballot you receive is for voting only claims from the 6.5% Convertible Notes due 2015 or the 8.5% Convertible Notes due 2017 held as of the Voting Record Date (the "Noteholder Claims"). Please complete and return each Noteholder Ballot you receive in accordance with the instructions therein. The attached Noteholder Ballot is designated only for voting Noteholder Claims in Class 3 (General Unsecured Claims).**

3. In the boxes provided in Item 2 of the Noteholder Ballot below, please indicate either acceptance or rejection of the Plan. Complete the Noteholder Ballot by providing all of the information requested. This Noteholder Ballot must be returned in the enclosed envelope to the Balloting Agent directly. If a Noteholder Ballot is received after Voting Deadline, it will not be counted.

4. PLEASE DELIVER THIS NOTEHOLDER BALLOT SUCH THAT IT IS RECEIVED BY THE BALLOTING AGENT ON OR BEFORE THE VOTING DEADLINE.

5. Any Noteholder Ballot transmitted by facsimile, email or other electronic transmission shall not be counted. If neither the "accept" nor "reject" box is checked in Item 2 below, or if both the "accept" and "reject" boxes are checked, for an otherwise properly completed, executed, and timely returned Noteholder Ballot, the Noteholder Ballot will not be counted. Any Noteholder Ballot that is illegible, does not bear an original signature, or does not provide sufficient information to identify the claim holder will not be counted.

6. You must vote all of your Noteholder Claims in Class 3 (General Unsecured Claims) under the Plan either to accept or reject the Plan and may not split your vote. An otherwise properly completed, executed, and timely returned Noteholder Ballot that attempts to partially accept and partially reject the Plan, or that attempts to both accept and reject the Plan will not be counted. Your vote to accept or reject the Plan must be unequivocal and not conditional or qualified in any way.

7. The Noteholder Ballot does not constitute, and will not be deemed, a proof of claim or Equity Interest, an assertion of a Claim, an allowance of a Claim, or an admission by the Debtor of the validity of a Claim.

8. If you cast more than one Noteholder Ballot voting the same Noteholder Claim(s) prior to the Voting Deadline, the latest dated, properly executed Noteholder Ballot received before the Voting Deadline will be deemed to reflect your intent and supersede any prior Noteholder Ballots. If you cast Noteholder Ballots received by the Nominee on the same day, but which are voted inconsistently, such Noteholder Ballots will not be counted.

9. If you wish to have your Claim allowed for purposes of voting on the Plan in a manner that is inconsistent with the Ballot you received or if you did not receive a Ballot and wish to have your Claim temporarily allowed for voting purposes only, you must serve on the Debtor and the Committee and file with the Court, on or before [ ], 2015 at [ ] (Houston Time), a motion for an order pursuant to Bankruptcy Rule 3018(a) temporarily allowing such Claim for purposes of voting (the "Claims Estimation Motion"). A Claims Estimation Motion must set forth with particularity the amount and classification of which you believe your Claims should be allowed for voting purposes and the evidence in support of your belief. In respect of any timely-filed Claims Estimation Motion, the Ballot in question shall be counted (a) in the amount established by the Court in an order entered on or before the Voting Deadline or (b) if such an order has not been entered by the Voting Deadline and unless the Debtor, the Committee and you have come to an agreement as to the relief requested in the Claims Estimation Motion, in an amount equal to the amount on the Ballot or in the event you did not receive a Ballot, you shall not have a Ballot counted at all. The Court will schedule a hearing on such motion to be heard at or prior to the Combined Hearing.

10. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS CONTAINED IN THE MATERIALS MAILED WITH THIS NOTEHOLDER BALLOT OR OTHER MATERIALS AUTHORIZED BY THE COURT.

11. PLEASE RETURN YOUR NOTEHOLDER BALLOT TO THE BALLOTING AGENT USING THE ENCLOSED RETURN ENVELOPE.

12. PLEASE RETURN YOUR NOTEHOLDER BALLOT PROMPTLY.

13. IF YOU HAVE RECEIVED A DAMAGED NOTEHOLDER BALLOT, HAVE LOST YOUR NOTEHOLDER BALLOT, OR IF YOU HAVE ANY QUESTIONS CONCERNING THIS NOTEHOLDER BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE BALLOTING AGENT AT (877) 833-4150 FOR CALLS ORIGINATING FROM THE UNITED STATES OR CANADA, OR (917) 281-4800 FOR CALLS ORIGINATING FROM OUTSIDE OF THE UNITED STATES OR CANADA.

14. PLEASE NOTE THAT THE BALLOTING AGENT'S STAFF IS NOT PERMITTED TO GIVE LEGAL ADVICE. ANY PARTY RECEIVING THIS NOTEHOLDER BALLOT SHOULD CONSULT AN ATTORNEY REGARDING ANY QUESTIONS IT MAY HAVE RELATING TO THIS NOTEHOLDER BALLOT AND THE OTHER DOCUMENTS REFERENCED HEREIN.

PLEASE READ THE ATTACHED VOTING INFORMATION AND INSTRUCTIONS BEFORE COMPLETING THIS NOTEHOLDER BALLOT

PLEASE COMPLETE ALL ITEMS BELOW. IF THIS NOTEHOLDER BALLOT IS NOT SIGNED ON THE APPROPRIATE LINES, THIS NOTEHOLDER BALLOT WILL NOT BE VALID OR COUNTED AS HAVING BEEN CAST.

Item 1. Type of Noteholder Claim. The undersigned is a record holder of a **Noteholder Claim in Class 3 (General Unsecured Claims)** of the type set forth below:

☐ 6.5% Convertible Notes due 2015

☐ 8.5% Convertible Notes due 2017 issued in September 2013

☐ 8.5% Convertible Notes due 2017 issued in April 2014

Record Holders of Noteholder Claims based on the 8.5% Convertible Notes due 2017 issued in April 2014 must attach to this Noteholder Ballot support reflecting the purchase of such Convertible Notes in April 2014.

Item 2. Class Vote. The undersigned, a record holder of a **Noteholder Claim in Class 3 (General Unsecured Claims)** in the amount set forth below, votes to (check one box):

☐ **Accept** the Plan. ☐ **Reject** the Plan.

Voting Principal Amount: $______________________

Item 3. Certifications as to Noteholder Claims in Class 3 (General Unsecured Claims) Held in Additional Accounts.

By completing and returning this Noteholder Ballot, the undersigned certifies that either (1) it has not submitted any other Noteholder Ballots for other Noteholder Claims in Class 3 (General Unsecured Claims) held in other accounts or other record names or (2) it has provided the information specified in the following table for all other Noteholder Claims in Class 3 (General Unsecured Claims)[1] for which it has submitted additional Noteholder Ballots, each of which indicates the same vote to accept or reject the Plan (please use additional sheets of paper if necessary):

[1] List your name if the Noteholder Claim in Class 3 (General Unsecured Claims) is held by you in record name. If the Noteholder Claim in Class 3 (General Unsecured Claims) is held in "street name," please list the name of your Nominee.

ONLY COMPLETE THIS SECTION IF YOU HAVE VOTED NOTEHOLDER CLAIMS IN CLASS 3 (GENERAL UNSECURED CLAIMS) ON A NOTEHOLDER BALLOT OTHER THAN THIS NOTEHOLDER BALLOT.

	Name of Holder	Account Number	Principal Amount of Other Noteholder Claims in Class 3 (General Unsecured Claims)Voted	CUSIP/ISIN of Other Claims Voted (if applicable)
			$	
1.			$	
2.			$	
3.			$	
4.			$	
5.			$	
6.			$	
7.			$	
8.			$	
9.			$	

[If space is insufficient, attach additional sheets in the same format.]

Item 4. Acknowledgments. By signing this Noteholder Ballot, the undersigned acknowledges receipt of the Disclosure Statement and the other applicable solicitation materials and certifies that the undersigned is the claimant or has the power and authority to vote to accept or reject the Plan on behalf of the claimant. The undersigned understands that an otherwise properly completed, executed, and timely returned Noteholder Ballot that does not indicate either acceptance or rejection of the Plan, or indicates both acceptance and rejection of the Plan, will not be counted.

____
Name of Creditor

____
Signature

____
If by Authorized Agent, Name and Title

____
Name of Institution

____
Street Address

____
City, State, Zip Code

____
Telephone Number

____
Email

____
Date Completed

PLEASE MAKE SURE YOU HAVE PROVIDED ALL INFORMATION REQUESTED ON THIS NOTEHOLDER BALLOT. PLEASE READ AND FOLLOW THE INSTRUCTIONS SET FORTH HEREIN CAREFULLY. PLEASE COMPLETE, SIGN, AND DATE THIS NOTEHOLDER BALLOT AND RETURN IT BY MAIL, HAND DELIVERY, OR OVERNIGHT COURIER SO THAT IT IS ACTUALLY RECEIVED BY THE BALLOTING AGENT BY THE VOTING DEADLINE.

<u>EXHIBIT 2-D</u>

INDIVIDUAL BALLOT FOR HOLDERS OF CLASS 3 NON-NOTEHOLDER CLAIMS

IN THE UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
VICTORIA DIVISION

In re:	§	Chapter 11
	§	
BPZ Resources, Inc.,	§	Case No.: 15-60016 (DRJ)
	§	
Debtor.	§	

INDIVIDUAL BALLOT FOR NON-NOTEHOLDER CLAIMS IN CLASS 3 (GENERAL UNSECURED CLAIMS) FOR ACCEPTING OR REJECTING DEBTOR'S PLAN OF LIQUIDATION PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE

FOR YOUR VOTE TO BE COUNTED, YOUR BALLOT MUST BE RETURNED TO THE BALLOTING AGENT SO THAT IT IS ACTUALLY RECEIVED BEFORE [ ] (HOUSTON TIME) ON [ ], 2015 (THE "VOTING DEADLINE").

This ballot (the "Individual Ballot") is submitted to you to solicit your vote to accept or reject the *Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* (as the same may be amended, modified, and/or supplemented, the "Plan") submitted by the debtor and debtor-in-possession in the above-captioned case (the "Debtor"), and described in the related disclosure statement (the "Disclosure Statement") conditionally approved by an order of the United States Bankruptcy Court for the Southern District of Texas, Victoria Division (the "Court"). The Disclosure Statement provides information to assist you in deciding how to vote your Individual Ballot. If you do not have a Disclosure Statement or Plan, you may obtain a copy by contacting Kurtzman Carson Consultants LLC (the "Balloting Agent") by email at BPZInfo@kccllc.com, or by phone at (888) 733-1434 for calls originating from the United States or Canada, or (310) 751-2633 for calls originating from outside of the United States or Canada, or you can access a copy at the case-dedicated website, www.kccllc.net/bpz. Copies of the Disclosure Statement and the Plan are also available for inspection during regular business hours at the office of the Clerk of the United States Bankruptcy Court for the Southern District of Texas, 515 Rusk Avenue, Houston, Texas 77002. In addition, copies of the Disclosure Statement and the Plan may be obtained from the Court's website at https://ecf.txsb.uscourts.gov/. You should review the Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and your classification and treatment under the Plan. Capitalized terms used in this Individual Ballot or the attached instructions but not otherwise defined herein have the meanings given to them in the Plan or Disclosure Statement, as applicable.

The Plan can be confirmed by the Court and thereby made binding on you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class which vote on the Plan, and if the Plan otherwise satisfies the applicable requirements of section 1129(a) of title 11 of the United States Code, 11 U.S.C. §§ 101, *et seq.* (the "Bankruptcy Code"). The votes of those Claims actually voted in your Class

will bind those who do not vote. If the requisite acceptances are not obtained, the Court may nonetheless confirm the Plan if it finds that the Plan (a) provides fair and equitable treatment to, and does not unfairly discriminate against, the Class or Classes rejecting the Plan, and (b) otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

VOTING INFORMATION AND INSTRUCTIONS FOR COMPLETING BALLOT

1. In the boxes provided in Item 1 of the Individual Ballot below, please indicate either acceptance or rejection of the Plan. Complete the Individual Ballot by providing all of the information requested. Individual Ballots must be returned to the Balloting Agent, so that such Individual Ballot is **RECEIVED by the Balloting Agent on or before the Voting Deadline**. If an Individual Ballot is received after the applicable deadline, it will not be counted. An envelope addressed to the Balloting Agent is enclosed for your convenience. Any Individual Ballot transmitted by facsimile, email or other electronic transmission shall not be counted. If neither the "accept" nor "reject" box is checked in Item 1 below, or if both the "accept" and "reject" boxes are checked, for an otherwise properly completed, executed, and timely returned Individual Ballot, the Individual Ballot will not be counted. Any Individual Ballot that is illegible, does not bear an original signature, or does not provide sufficient information to identify the claim holder will not be counted.

2. In the box provided in Item 2 of the Individual Ballot below, please indicate if you elect to reduce the amount of your Claim to $3,000 and receive, in lieu of your Pro Rata Share of the Liquidating Trust Interests (as defined in the Plan), in full and final satisfaction of such Claim, a one-time payment in Cash of twenty percent (20%) of the Allowed amount of such Claim (the "Convenience Election"). To make the Convenience Election, you must check the box in Item 2 below. If you do not wish to make the Convenience Election, leave Item 2 below blank and all of your Non-Noteholder Claims in Class 3 (General Unsecured Claims) will receive a Pro Rata Share of the Liquidating Trust Interests. For the avoidance of doubt, if you make the aforementioned Convenience Election, you shall not be entitled to receive any other recovery or distribution on account of such Claim.

3. If you are completing this Individual Ballot on behalf of an entity, indicate your relationship with such entity and the capacity in which you are signing. In addition, please provide your name and mailing address if different from that set forth in the attached mailing label or if no such mailing label is attached to the Individual Ballot. At the Debtor's discretion, you may be requested to provide proof of your authority to complete the Individual Ballot on behalf of the claim holder.

4. **This Ballot is for voting only your Claims in Class 3 (General Unsecured Claims) that are not Noteholder Claims (as defined in the Plan) (the "Non-Noteholder Claims"). Please complete and return each ballot you receive in accordance with the instructions therein. The attached Individual Ballot is designated only for voting Non-Noteholder Claims in Class 3 (General Unsecured Claims). If you hold any 6.5% Convertible Notes due 2015 or any 8.5% Convertible Notes due 2017 (the "Notes"), you must complete a Noteholder Ballot for your Noteholder Claims in Class 3 (General Unsecured Claims) and submit the same to your Nominee or the Balloting Agent, as**

applicable, to the address set forth in the Noteholder Ballot on or before the Voting Deadline.

5. You must vote all of your Non-Noteholder Claims in Class 3 (General Unsecured Claims) under the Plan either to accept or reject the Plan and may not split your vote. An otherwise properly completed, executed, and timely returned Individual Ballot that attempts to partially accept and partially reject the Plan, or that attempts to both accept and reject the Plan will not be counted. Your vote to accept or reject the Plan must be unequivocal and not conditional or qualified in any way.

6. The Individual Ballot does not constitute, and will not be deemed, a proof of claim, an assertion of a Claim, an allowance of a Claim, or an admission by the Debtor of the validity of a Claim.

7. If you cast more than one Individual Ballot voting the same Non-Noteholder Claims in Class 3 (General Unsecured Claims) prior to the Voting Deadline, the latest dated, properly executed Individual Ballot received before the Voting Deadline will be deemed to reflect your intent and supersede any prior Individual Ballots. If you cast Individual Ballots received by the Balloting Agent on the same day, but which are voted inconsistently, such Individual Ballots will not be counted.

8. If you wish to have your Claim allowed for purposes of voting on the Plan in a manner that is inconsistent with the Ballot you received or if you did not receive a Ballot and wish to have your Claim temporarily allowed for voting purposes only, you must serve on the Debtor and the Committee and file with the Court, on or before [ ], 2015 at [ ] (Houston Time), a motion for an order pursuant to Bankruptcy Rule 3018(a) temporarily allowing such Claim for purposes of voting (the "Claims Estimation Motion"). A Claims Estimation Motion must set forth with particularity the amount and classification of which you believe your Claims should be allowed for voting purposes and the evidence in support of your belief. In respect of any timely-filed Claims Estimation Motion, the Ballot in question shall be counted (a) in the amount established by the Court in an order entered on or before the Voting Deadline or (b) if such an order has not been entered by the Voting Deadline and unless the Debtor, the Committee and you have come to an agreement as to the relief requested in the Claims Estimation Motion, in an amount equal to the amount on the Ballot or in the event you did not receive a Ballot, you shall not have a Ballot counted at all. The Court will schedule a hearing on such motion to be heard at or prior to the Combined Hearing.

9. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS CONTAINED IN THE MATERIALS MAILED WITH THIS INDIVIDUAL BALLOT OR OTHER MATERIALS AUTHORIZED BY THE COURT.

10. PLEASE RETURN YOUR INDIVIDUAL BALLOT PROMPTLY. THE BALLOTING AGENT WILL **NOT** ACCEPT INDIVIDUAL BALLOTS BY FACSIMILE, EMAIL, OR OTHER ELECTRONIC TRANSMISSION.

11. IF YOU HAVE RECEIVED A DAMAGED INDIVIDUAL BALLOT, HAVE LOST YOUR INDIVIDUAL BALLOT, OR IF YOU HAVE ANY QUESTIONS CONCERNING THIS INDIVIDUAL BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE BALLOTING AGENT AT (888) 733-1434 FOR CALLS ORIGINATING FROM THE UNITED STATES OR CANADA, AND (310) 751-2633 FOR CALLS ORIGINATING FROM OUTSIDE OF THE UNITED STATES OR CANADA.

12. PLEASE NOTE THAT THE BALLOTING AGENT'S STAFF IS NOT PERMITTED TO GIVE LEGAL ADVICE. ANY PARTY RECEIVING THIS INDIVIDUAL BALLOT SHOULD CONSULT AN ATTORNEY REGARDING ANY QUESTIONS IT MAY HAVE RELATING TO THIS INDIVIDUAL BALLOT AND THE OTHER DOCUMENTS REFERENCED HEREIN.

PLEASE READ THE ATTACHED VOTING INFORMATION AND INSTRUCTIONS BEFORE COMPLETING THIS INDIVIDUAL BALLOT

PLEASE COMPLETE ALL ITEMS BELOW. IF THIS INDIVIDUAL BALLOT IS NOT SIGNED ON THE APPROPRIATE LINES, THIS INDIVIDUAL BALLOT WILL NOT BE VALID OR COUNTED AS HAVING BEEN CAST.

Item 1. Class Vote. The undersigned, a holder of **Non-Noteholder Claims in Class 3 (General Unsecured Claims)** in the amount set forth below, votes to (check one box):

☐ **Accept** the Plan. ☐ **Reject** the Plan.

Voting Amount: $______________________

Item 2. Optional Convenience Election. By checking the box below, the undersigned, a holder of **Non-Noteholder Claims in Class 3 (General Unsecured Claims)**, elects to reduce the amount of its Allowed General Unsecured Claim to $3,000 and receive, in lieu of the distribution of its Pro Rata Share of the Liquidating Trust Interests, in full and final satisfaction of such Claim, a one-time payment in Cash of twenty percent (20%) of the Allowed amount of such Claim. If the box below is not checked, such holder's Allowed General Unsecured Claim indicated in Item 1 will receive its Pro Rata Share of the Liquidating Trust Interests.

PLEASE NOTE THAT THE ELECTION MADE BELOW SHALL BE BINDING ON ANY SUBSEQUENT TRANSFEREES OF THE CLAIM(S) VOTED ON THIS BALLOT.

☐	I hereby elect to reduce the amount of my Claim to $3,000 and receive 20% of the amount of my Allowed Claim (which Allowed Claim, as reduced by this election, shall not exceed $3,000), in cash, as soon as practicable after the Effective Date, or, in the event that such Claim is disputed, when such Claim is Allowed, all as set forth in Section III.B.4 of the Plan.

Item 3. Acknowledgments. By signing this Individual Ballot, the undersigned acknowledges receipt of the Disclosure Statement and the other applicable solicitation materials and certifies that the undersigned is the claimant or has the power and authority to vote to accept or reject the Plan on behalf of the claimant. The undersigned understands that an otherwise properly completed, executed, and timely returned Individual Ballot that does not indicate either acceptance or rejection of the Plan, or indicates both acceptance and rejection of the Plan, will not be counted.

____
Name of Creditor

____
Signature

____
If by Authorized Agent, Name and Title

____
Name of Institution

____
Street Address

____
City, State, Zip Code

____
Telephone Number

____
Email

____
Date Completed

☐ *Please check here if the above address is a Change of Address that you would like reflected in the Master Service List for this Chapter 11 Case.*

PLEASE MAKE SURE YOU HAVE PROVIDED ALL INFORMATION REQUESTED ON THIS INDIVIDUAL BALLOT. PLEASE READ AND FOLLOW THE INSTRUCTIONS SET FORTH HEREIN CAREFULLY. PLEASE COMPLETE, SIGN, AND DATE THIS INDIVIDUAL BALLOT AND RETURN IT BY MAIL, HAND DELIVERY, OR OVERNIGHT COURIER SO THAT IT IS ACTUALLY RECEIVED BY THE BALLOTING AGENT BY THE VOTING DEADLINE.

EXHIBIT 3

NON-VOTING CREDITOR NOTICE

IN THE UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
VICTORIA DIVISION

In re:	§	Chapter 11
	§	
BPZ Resources, Inc.,	§	Case No.: 15-60016 (DRJ)
	§	
Debtor.	§	

NOTICE OF UNIMPAIRED NON-VOTING STATUS UNDER CHAPTER 11 PLAN OF BPZ RESOURCES, INC.[1]

PLEASE TAKE NOTICE OF THE FOLLOWING:

1. **Approval of Disclosure Statement.** By order dated [________,] 2015 (the "Disclosure Statement Order"), the United States Bankruptcy Court for the Southern District of Texas, Victoria Division (the "Court") approved, on a conditional basis, the *Disclosure Statement for Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* [Dkt. No. ___] (as modified, amended and/or supplemented from time to time, the "Disclosure Statement") as containing adequate information within the meaning of section 1125 of title 11 of the United States Code, 11 U.S.C. §§ 101 *et seq.* (the "Bankruptcy Code"). The Debtor[2] is soliciting votes to accept or reject the Debtor's *Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* (the "Plan").

2. **Entitlement to Vote on Plan.** Under the terms of the Plan, your claim(s) against the Debtor is/are not impaired, and therefore, pursuant to section 1126(f) of the Bankruptcy Code you are (i) conclusively presumed to have accepted the Plan and (ii) not entitled to vote on the Plan. However, you are receiving this Notice so that you may exercise your right to file objections to the Disclosure Statement and to confirmation of the Plan if you chose to make such an objection. If you have any questions about the status of your claim(s), please contact the Debtor's Balloting Agent, Kurtzman Carson Consultant LLC, by email at BPZInfo@kccllc.com, or by phone at (888) 733-1434 for calls originating from the United States or Canada, or (310) 751-2633 for calls originating from outside of the United States or Canada.

3. **Copies of the Plan and Disclosure Statement.** A copy of the Plan and Disclosure Statement (including any exhibits thereto) may be: (i) obtained free of charge from Kurtzman Carson Consultant LLC's dedicated website related to the Debtor's chapter 11 case (http://www.kccllc.net/bpz); (ii) inspected during regular business hours at the office of the clerk of the United States Bankruptcy Court for the Southern District of Texas, Victoria Division, 515 Rusk Avenue Houston, Texas 77002; or (iii) viewed for a fee at the Court's website (https://ecf.txsb.uscourts.gov/).

4. **Objection Deadline and Procedures.** Objections, if any, to approval of the Disclosure Statement on a final basis and/or the Plan must: (a) be in writing; (b) state the name and address of the objecting party and the amount and nature of the claim or interest of such party; (c) state with particularity the basis and nature of any objection to the Disclosure Statement and/or the Plan and/or proposed

---

[1] Unimpaired Classes consist of Class 1 (Priority Non-Tax Claims) and Class 2 (Secured Claims).

[2] Capitalized terms used but otherwise not defined herein, shall have the meanings ascribed to such terms in the Disclosure Statement.

modification to the Plan; and (d) be filed, together with proof of service, with the Clerk of the Bankruptcy Court, 515 Rusk Avenue, Houston, Texas 77002, and served so that they are actually received by the following parties no later than [_____], 2015 at [_____] (Houston Time) (the "Objection Deadline"): (i) co-counsel for the Debtor: Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038 (Attn: Matthew G. Garofalo, Esq.) and Hawash Meade Gaston Neese & Cicack LLP, 2118 Smith Street, Houston, Texas 77002 (Attn: Walter Cicack, Esq.); (ii) counsel to the Committee: Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, Bank of America Tower, New York, NY 10036 (Attn: Michael S. Stamer and Meredith A. Lahaie); and (iii) U.S. Trustee: 515 Rusk Avenue, Suite 3516, Houston, Texas 77002 (Attn: Hector Duran). Each objection shall state the legal and factual basis of such objection and may be orally supplemented at the Combined Hearing (as defined below). DISCLOSURE STATEMENT AND/OR CONFIRMATION OBJECTIONS NOT TIMELY FILED AND SERVED IN THE MANNER SET FORTH HEREIN MAY NOT BE CONSIDERED BY THE COURT AND MAY BE OVERRULED WITHOUT FURTHER NOTICE.

5. **Combined Disclosure Statement and Plan Hearing.** On [_________] 2015 at [____] _.m. (Houston Time), or as soon thereafter as counsel may be heard, a hearing (the "Combined Hearing") will be held before the Honorable David R. Jones, United States Bankruptcy Judge, in Courtroom 400 at the Bankruptcy Court located at 515 Rusk Avenue, Houston, Texas 77002, to consider confirmation of the Plan [Dkt. No. ___] and approval of the Disclosure Statement on a final basis. The Combined Hearing may be adjourned from time to time without further notice to creditors or other parties in interest other than by an announcement of such an adjournment in open court at the Combined Hearing. The Plan may be modified in accordance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the terms of the Plan, and other applicable law, without further notice, prior to, or as a result of, the Combined Hearing.

Dated: [_____], 2015

HAWASH MEADE GASTON NEESE & CICACK LLP

By: ______________________________

WALTER CICACK
Texas State Bar No. 04250535
2118 Smith Street
Houston, Texas 77002
Telephone: (713) 658-9001
Facsimile: (713) 658-9011

and

STROOCK & STROOCK & LAVAN LLP
Kristopher M. Hansen (admitted *pro hac vice*)
Frank A. Merola (admitted *pro hac vice*)
Matthew G. Garofalo (admitted *pro hac vice*)
180 Maiden Lane
New York, NY 10038
Telephone: (212) 806-5400
Facsimile: (212) 806-6006

ATTORNEYS FOR THE DEBTOR AND DEBTOR-IN-POSSESSION

EXHIBIT 4

PUBLICATION NOTICE

IN THE UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF TEXAS
VICTORIA DIVISION

In re:	§	Chapter 11
	§	
BPZ Resources, Inc.,	§	Case No.: 15-60016 (DRJ)
	§	
Debtor.	§	

NOTICE OF HEARING TO CONSIDER APPROVAL OF DISCLOSURE STATEMENT AND CHAPTER 11 PLAN OF BPZ RESOURCES, INC. UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

PLEASE TAKE NOTICE OF THE FOLLOWING:

Approval of Disclosure Statement

By order dated [_______,] 2015 (the "Disclosure Statement Order"), the United States Bankruptcy Court for the Southern District of Texas, Victoria Division (the "Court") approved, on a conditional basis, the *Disclosure Statement for Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* [Dkt. No. ___] (as modified, amended and/or supplemented from time to time, the "Disclosure Statement") as containing adequate information within the meaning of section 1125 of title 11 of the United States Code, 11 U.S.C. §§ 101 *et seq.* (the "Bankruptcy Code").

Combined Disclosure Statement and Plan Hearing

On [_________] 2015 at [____] _.m. (Houston Time), or as soon thereafter as counsel may be heard, a hearing (the "Combined Hearing") will be held before the Honorable David R. Jones, United States Bankruptcy Judge, in Courtroom 400 at the Bankruptcy Court located at 515 Rusk Avenue, Houston, Texas 77002, to consider confirmation of the *Plan of Liquidation Pursuant to Chapter 11 of the Bankruptcy Code* [Dkt. No. ___] (as modified, amended and/or supplemented from time to time, the "Plan") and approval of the Disclosure Statement on a final basis. The Combined Hearing may be adjourned from time to time without further notice to creditors or other parties in interest other than by an announcement of such an adjournment in open court at the Combined Hearing. The Plan may be modified in accordance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, the terms of the Plan, and other applicable law, without further notice, prior to, or as a result of, the Combined Hearing.

Copies of the Plan and Disclosure Statement

A copy of the Plan and Disclosure Statement may be: (i) obtained free of charge from Kurtzman Carson Consultant LLC's dedicated website related to the Debtor's chapter 11 case (http://www.kccllc.net/bpz); (ii) inspected during regular business hours at the office of the clerk of the Bankruptcy Court, United States Bankruptcy Court for the Southern District of Texas, Victoria Division, 515 Rusk Avenue Houston, Texas 77002; or (iii) viewed for a fee at the Court's website (https://ecf.txsb.uscourts.gov/). The Debtor will file a supplement to the Plan (the "Plan Supplement") on or before [_______,] 2015, at which time the Plan Supplement may be obtained through the means described in this paragraph.

Entitlement to Vote on the Plan

In accordance with the terms of the Plan and the Bankruptcy Code, holders of Claims that are Unimpaired by the Plan are deemed to have accepted the Plan and therefore are not entitled to vote on the Plan. Holders of Claims against the Debtor that are impaired by the Plan and that will receive a distribution on account of such Claims are entitled to vote on the Plan. Holders of Equity Interests, Subordinated Claims and Intercompany Claims that will receive no distribution under the Plan are deemed to have rejected the Plan and therefore are not entitled to vote.

Pursuant to the terms of the Plan, Holders of Claims in Class 1 (Priority Non-Tax Claims), Class 2 (Secured Claims), Class 4 (Subordinated Claims), Class 5 (Equity Interests) and Class 6 (Intercompany Claims) are not entitled to vote on the Plan. Only record Holders of claims in Class 3 (General Unsecured Claims) may vote on the Plan.

[_______,] 2015 has been established by the Court as the record date (the "Voting Record Date") for determining the creditors entitled to receive solicitation or notice materials in connection with the Plan.

If you have timely filed a proof of claim and disagree with the Debtor's classification of, objection to, or request for estimation of, your Claim and believe that you should be entitled to vote on the Plan, then you must serve on the Debtor, and file with the Court, a motion ("Claims Estimation Motion") for entry of an order pursuant to Rule 3018(a) of the Federal Rules of Bankruptcy Procedure temporarily allowing such claim in a different amount or classification for purposes of voting to accept or reject the plan. All Claims Estimation Motions must be filed no later than **[___] p.m. (Houston Time)** on **[_____], 2015**. Unless the Court orders otherwise, such claim will not be counted for voting purposes in excess of the amount determined in accordance with the tabulation rules. Claims Estimation Motions that are not timely filed and served in the manner set forth above will not be considered.

Voting Deadline

By the Disclosure Statement Order, the Court established **[_____], 2015** at **[___] p.m. (Houston Time)** as the deadline by which Ballots accepting or rejecting the Plan must be received. Holders of Claims in the Voting Classes will receive Ballots for casting such votes. Failure to follow the instructions set forth in the Disclosure Statement Order and Ballot may disqualify that Ballot and the vote represented thereby.

Objection Deadline and Procedures

Objections, if any, to approval of the Disclosure Statement on a final basis and/or the Plan must: (a) be in writing; (b) state the name and address of the objecting party and the amount and nature of the Claim or interest of such party; (c) state with particularity the basis and nature of any objection to the Disclosure Statement and/or the Plan and/or proposed modification to the Plan; and (d) be filed, together with proof of service, with the Clerk of the Bankruptcy Court, 515 Rusk Avenue, Houston, Texas 77002, and served so that they are actually received by the following parties no later than **[_____], 2015** at **[_____] (Houston Time)** (the "Objection Deadline"): (i) co-counsel for the Debtor: Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038 (Attn: Matthew G. Garofalo, Esq.) and Hawash Meade Gaston Neese & Cicack LLP, 2118 Smith Street, Houston, Texas 77002 (Attn: Walter Cicack, Esq.); (ii) counsel to the Committee: Akin Gump Strauss Hauer & Feld LLP, One Bryant Park, Bank of America Tower, New York, NY 10036 (Attn: Michael S. Stamer and Meredith A. Lahaie); and (iii) U.S. Trustee: 515 Rusk Avenue, Suite 3516, Houston, Texas 77002 (Attn: Hector Duran). Each objection shall state the legal and factual basis of such objection and may be orally supplemented at the Confirmation Hearing. DISCLOSURE STATEMENT AND/OR CONFIRMATION OBJECTIONS NOT TIMELY FILED AND SERVED IN THE MANNER SET FORTH HEREIN MAY NOT BE CONSIDERED BY THE COURT AND MAY BE OVERRULED WITHOUT FURTHER NOTICE.

Additional Information

If you have any questions, please contact the Balloting Agent, Kurtzman Carson Consultants LLC, at (888) 733-1434 for calls originating from the United States or Canada, or (310) 751-2633 for calls originating from outside of the United States or Canada.

ATTORNEYS FOR THE DEBTOR AND DEBTOR-IN-POSSESSION

STROOCK & STROOCK & LAVAN LLP
Kristopher M. Hansen
Frank A. Merola
Matthew G. Garofalo
180 Maiden Lane
New York, NY 10038
Telephone: (212) 806-5400
Facsimile: (212) 806-6006

HAWASH MEADE GASTON NEESE & CICACK LLP
Walter J. Cicack
Texas State Bar No. 04250535
2118 Smith Street
Houston, Texas 77002
Telephone: (713) 658-9001
Facsimile: (713) 658-9011